SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐ Definitive Information Statement

MITESCO, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transactions applies:
2)	Aggregate number of securities to which transactions applies:
3)	Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transactions:
5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No:

3) Filing Party:

4) Date Filed:

MITESCO, INC.

1660 Highway 100 South, Suite 432

Saint Louis Park, Minnesota 55416

NOTICE OF ACTION BY

WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

To the Stockholders of Mitesco, Inc.:

The accompanying Information Statement (the “Information Statement”) is being furnished to the stockholders of Mitesco, Inc., a Delaware corporation (the “Company”, “we”, or “Mitesco”) in connection with the Company’s receipt of approval by written consent, in lieu of a meeting, on December 15, 2021 from the record holders (the “Majority Stockholders”) of an aggregate of 11,744,052 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and 21,343 shares of Series X Preferred Stock, par value $0.01, (the “Series X Preferred Stock”), constituting approximately 68.6% of the voting power of the Company’s issued and outstanding voting capital stock as of December 15, 2021 to effect the actions described below. The Board of Directors (the “Board”) is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you that the Company has received written consent in lieu of a meeting of stockholders (the “Written Consent”) from holders of shares of voting stock representing approximately 68.6% of the total voting power of the Company as of December 15, 2021 to grant the Board discretionary authority to approve:

(I)	The amendment to our Certificate of Incorporation , as amended (the “Certificate of Incorporation”) (in the event it is deemed advisable by our Board) to effect (a) a reverse stock split of our issued and outstanding shares of common stock, $0.01 par value per share (the “Common Stock”), at a ratio to be determined in the discretion of our Board within a range of one (1) share of Common Stock for every two (2) to fifty (50) shares of Common Stock (the “Reverse Stock Split” and the “Reverse Split Amendment”), and (b) an increase in the Company’s authorized preferred stock to 100,000,000 shares, which was previously mistakenly approved at 10,000,000 shares due to a scrivener’s error (the “Preferred Shares Amendment”, together with the Reverse Split Amendment, the “Amendment”);

(II)	The Mitesco, Inc. 2021 Stock Incentive Plan (the “2021 Plan”); and

(III)	The Mitesco, Inc. 2022 Stock Incentive Plan (the “2022 Plan”).

A copy of the Amendment and the 2021 Plan and 2022 Plan are attached to this Information Statement as Appendix A, Appendix B and Appendix C, respectively.

The Reverse Stock Split, the Preferred Shares Amendment, the 2021 Plan and 2022 Plan are more fully described in the accompanying Information Statement. The Written Consent was executed and delivered in accordance with the Delaware General Corporation Law (”DGCL”) and our bylaws, each of which permits that any action which may be taken by a majority of the voting power of the Company’s stockholders at a meeting of the stockholders may also be taken by the written consent of the holders of a majority of the voting power of the Company’s stockholders. The accompanying Information Statement is being furnished to all of our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our stockholders of the Reverse Stock Split by the Written Consent before it becomes effective.

We are furnishing this Information Statement to stockholders in satisfaction of the notice requirement under Section 228 of the DGCL. No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents are afforded to stockholders as a result of the approval of the Amendment.

The entire cost of furnishing the Information Statement and related materials will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries, and other like parties to forward the Notice to the beneficial owners of the Common Stock held of record by them. The Company’s Board of Directors (the “Board”) has fixed the close of business on December 15, 2021, as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Amendment can be filed with the Secretary of State of the State of Delaware and become effective is twenty (20) calendar days after this Information Statement is first sent or given to the stockholders.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter which is described herein.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO STOCKHOLDERS ON OR ABOUT DECEMBER [•], 2021. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Lawrence Diamond

Lawrence Diamond

Director, President & Chief Executive Officer

December [•], 2021

MITESCO, INC.

1660 Highway 100 South, Suite 432

Saint Louis Park, Minnesota 55416

INFORMATION STATEMENT

December [•], 2021

Action by Written Consent of Majority Stockholders

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

In this Information Statement we refer to Mitesco, Inc., a Delaware corporation, as the “Company”, “Mitesco”, “we”, “us”, or “our”.

This Information Statement is being furnished by the Board of Directors (the “Board”) of the Company, to inform the stockholders, as of December 15, 2021, of action already approved by written consent (the “Written Consent”) of holders of shares of voting stock representing approximately 68.6% of the voting power of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) on December 15, 2021 to:

The following was approved by holders of 11,744,052 shares of Common Stock and 21343 shares of Series X Preferred Stock, constituting approximately 68.6% of the total voting power of the Company pursuant to the Written Consent, in lieu of a special meeting:

(I)	The amendment to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect (a) a reverse stock split of our issued and outstanding shares of common stock, $0.01 par value (the “Common Stock”), at a ratio to be determined in the discretion of our Board within a range of one (1) share of Common Stock for every two (2) to fifty (50) shares of Common Stock (the “Reverse Stock Split” and the “Reverse Split Amendment”) and (b) the increase of the Company’s authorized preferred stock to 100,000,000 shares, which was previously mistakenly approved at 10,000,000 shares due to a scrivener’s error (the “Preferred Shares Amendment”, together with the Reverse Split Amendment, the “Amendment”);

(II)	The Mitesco, Inc. 2021 Stock Incentive Plan (the “2021 Plan”); and

(III)	The Mitesco, Inc. 2022 Stock Incentive Plan (the “2022 Plan”).

This Information Statement is being furnished to all of our stockholders in accordance with Section 14© of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our stockholders of the approval of the Reverse Stock Split before it becomes effective.

The Board has fixed the close of business on December 15, 2021, as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement will be mailed on or about December [•], 2021 to stockholders of record as of the Record Date.

Pursuant to the Written Consent, holders of shares of voting stock representing approximately 68.6% of the total voting power of the Company approved the Reverse Stock Split. The Amendment was unanimously approved by our Board on December 15, 2021, the 2021 Plan was unanimously approved by the Board on December 31, 2021 and the 2022 plan was unanimously approved by the Board on December 9, 2021.

This Information Statement contains a brief summary of the material aspects of the Amendment approved by the Board and the holders of shares of voting stock representing approximately 68.6% of the total issued and outstanding shares of voting stock of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

THE REVERSE STOCK SPLIT

Pursuant to the authorization and approval of the Majority Stockholders, by written consent, the Board has been granted the authority to effect a reverse stock split of the Common Stock, as described below (the “Reverse Stock Split”). If the Board decides to implement the Reverse Stock Split, it will become effective through an amendment to our Articles of Incorporation, as amended (the “Amendment”). The proposed form of the Amendment to effect the Reverse Stock Split is attached as Appendix A to this Information Statement.

The Amendment permits (but does not require) the Board to effect a reverse stock split of the Company’s common stock by a ratio within a range of one-for-two (1:2) to one-for-fifty (1:50), such that a range of between every two (2) to fifty (50) shares of issued and outstanding shares of Common Stock will be converted into one (1) share of common stock. If the Board does not implement the Reverse Stock Split prior to December 15, 2022, the Board must again seek stockholder approval before implementing any Reverse Stock Split after that time. The Board reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in our best interests and the best interests of our stockholders.

The Reverse Stock Split will not affect the number of authorized shares of the Common Stock or our preferred stock.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on a national securities exchange. One of the listing requirements is that the bid price of the Common Stock is at a specified minimum per share (the “Minimum Bid Price”). Reducing the number of outstanding shares of the Common Stock should, absent other factors, result in an increase in the per share market price of the Common Stock, although we cannot provide any assurance that our minimum bid price would, following the Reverse Stock Split, remain over the Minimum Bid Price requirement of the national securities exchanges.

In addition, with a high number of issued and outstanding shares of Common Stock, the price per each share of Common Stock may be too low for the Company to attract investment capital on reasonable terms for the Company. We believe that the Reverse Stock Split will make the Common Stock more attractive to a broader range of institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split may make the Common Stock a more attractive and cost-effective investment for many investors, which may enhance the liquidity of the holders of the Common Stock.

Although reducing the number of outstanding shares of Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of the Common Stock, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, or that the market price of the Common Stock will increase (proportionately to the reduction in the number of shares of the Common Stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future.

Procedure for Implementing the Reverse Stock Split

If the Board believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board will determine the ratio, within the range approved by the Company’s stockholders, of the Reverse Stock Split to be implemented and will publicly announce the selected ratio for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split. The Reverse Stock Split will become effective upon the filing (the “Split Effective Time”) of the Amendment, with the Secretary of State of the State of Delaware, which will not be filed prior to the expiration of the twenty (20) day waiting period pursuant to Rule 14c-2 under the Exchange Act. The Company will file the Amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate effective time for the Reverse Stock Split. The Board may delay effecting the Reverse Stock Split without re-soliciting stockholder approval. The exact timing of the filing of the Amendment that will affect the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. The Reverse Stock Split further is expected to be implemented in connection with, and at the time of, the proposed listing of the Common Stock on a national securities exchange. In addition, the Board reserves the right to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Amendment, the Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split.

As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of Common Stock in a book-entry form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Stock Split with instructions on how to exchange your shares. After you submit your completed transmittal letter, if you are entitled to post-split shares of our Common Stock, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the Reverse Stock Split indicating the number of shares of Common Stock you hold.

Some stockholders hold their shares of Common Stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our Common Stock for a statement of holding. When you submit your certificate representing the pre-split shares of our Common Stock, your post-split shares of our Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

Beginning on the effective time of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians, or other nominees will be instructed to affect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian, or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians, or other nominees.

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Upon the Split Effective Time, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the ratio determined by our Board within a range of 1:2 to 1:50.

The Reverse Stock Split will affect all holders of the Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that stockholder who would have otherwise received fractional shares will receive cash in lieu of such fractional shares. The Reverse Stock Split will not change the terms of the Common Stock. Additionally, the Reverse Stock Split will have no effect on the number of shares of Common Stock that the Company is authorized to issue. After the Split Effective Time, the shares of Common Stock will have the same voting rights and rights to dividends and distributions (other than fractional shares) and will be identical in all other respects to the Common Stock now authorized. The issued Common Stock will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive an amount in cash determined in the manner set forth below under the heading “Fractional Shares.”

After the Split Effective Time, the Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which are numbers used to identify our equity securities, and stockholders holding physical stock certificates with the older CUSIP numbers should exchange those stock certificates for stock certificates with the new CUSIP numbers by following the procedures enumerated in the letter of transmittal to be sent to our stockholders, as described below. Stockholders holding Common Stock in street name do not have to take any action, as the split will occur automatically on the Split Effective Time, as described below.

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Securities Exchange Act of 1934.

Because the number of authorized shares of Common Stock will not be reduced, an overall effect of the Reverse Stock Split of the outstanding common stock will be an increase in authorized but unissued shares of the Common Stock. These shares may be issued by our Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Stock Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of the Common Stock and preferred stock. As of the date of this Information Statement, we do not have any current plans, arrangements or understandings relating to the issuance of any additional shares of authorized Common Stock that will become available following the Reverse Stock Split other than upon exercise of our currently outstanding options and warrants, the Series C Preferred Stock and the Series D Preferred Stock.

In deciding whether to implement the Reverse Stock Split and the specific Reverse Stock Split ratio to be used, the Board will consider primarily the satisfaction of the initial listing requirements of the national securities exchanges, as described above under the heading “Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split.” It may also consider, among other things: (i) the market price of the Common Stock at the time of the Reverse Stock Split; (ii) the number of shares that will be outstanding after the Reverse Stock Split; (iii) the stockholders’ equity at such time; (iv) the shares of Common Stock available for issuance in the future; (v) the liquidity of the Common Stock in the market and the improved liquidity that may result; and (vi) the nature of the Company’s operations. The Board will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split.

Anti-Takeover Effects of the Reverse Stock Split

The effective increase in our authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by our Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of our securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is seemingly beneficial to our stockholders. Our Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the principal goals of the Company in effecting the Reverse Stock Split are to increase the ability of institutions to purchase our common stock and stimulate the interest in our common stock by analysts and brokers as well as comply with certain Minimum Bid Price requirements to increase the likelihood of listing our common stock on a national securities exchange. This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

Neither our Certificate of Incorporation nor our Bylaws presently contain any provisions having anti-takeover effects and the Reverse Stock Split proposal is not a plan by our Board to adopt a series of amendments to our Certificate of Incorporation or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Effect on Preferred Stock

In connection with the Reverse Stock Split, the conversion price of each share of Series C preferred stock, par value $0.01 per share (the “Series C Preferred Stock”), will be proportionately increased. Any fractional shares to be issued upon conversion of the Series C Preferred Stock, after aggregating all fractional shares, will be paid in cash. Accordingly, the proportional voting power of the outstanding shares of post-split Series C Preferred Stock relative the outstanding shares of post-split Common Stock will not change as a result of the Reverse Stock Split except to the extent of the treatment of fractional shares.

In connection with the Reverse Stock Split, the conversion price of each share of Series D preferred stock, par value $0.01 per share (the “Series D Preferred Stock”), will be proportionately increased. Any fractional shares to be issued upon conversion of the Series D Preferred Stock, after aggregating all fractional shares, will be paid in cash. Accordingly, the proportional voting power of the outstanding shares of post-split Series D Preferred Stock relative the outstanding shares of post-split Common Stock will not change as a result of the Reverse Stock Split except to the extent of the treatment of fractional shares.

As of the Record Date, there were outstanding 940,644 shares of Series C Preferred Stock and 3,100,00 shares of Series D Preferred Stock.

The Certificate of Designations, Preferences and Rights of the Series X Preferred Stock provides that the number of votes per share of Series X Preferred Stock will be adjusted for stock splits and accordingly, the proportional voting power of the outstanding shares of post-split Series X Preferred Stock relative the outstanding shares of post-split Common Stock will not change as a result of the Reverse Stock Split except to the extent of the treatment of fractional shares.

As of the Record Date, there were outstanding 24,227 shares of Series X Preferred Stock.

Effect on Outstanding Stock Options and Warrants

All outstanding options and warrants to purchase shares of our Common Stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split as well as all outstanding convertible debentures. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share or conversion price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will, upon surrender to the exchange agent of certificates representing their fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the average of the closing sales price of Mitesco’s Common Stock as reported on the OTC Markets for the ten (10) days preceding the effective date of the Amendment by (ii) the number of shares of Mitesco’s Common Stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest

Accounting Matters

This proposed Amendment will not affect the par value of the Common Stock, Series C Preferred Stock, Series D Preferred Stock or Series X Preferred Stock per share. As a result, as of the Split Effective Time, the stated capital attributable to the Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

However, because the par value of the Common Stock will remain unchanged at the Split Effective Time, the components that make up the capital account will change by offsetting amounts.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of the Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of the Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold the Common Stock as “capital assets” (generally, property held for investment). If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Information Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. holders generally will not recognize gain or loss on the Reverse Stock Split. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged, and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

No gain or loss will be recognized by us as a result of the Reverse Stock Split. As noted above, we will not issue fractional shares of the Common Stock in connection with the Reverse Stock Split. Instead, we will issue a full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split. The U.S. federal income tax consequences of the receipt of such an additional share of the Common Stock are not clear. Our view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each U.S. holder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

The Board of and Majority Stockholders of the Company approved the Amendment. None of the persons who have served as our officers or directors since the beginning of the Company’s last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in any matter described in this Information Statement, other than the interests held by such persons through their respective beneficial ownership of the shares of the Company’s capital stock set forth below in the section entitled "Security Ownership of Certain Beneficial Owners and Management."

OUTSTANDING VOTING STOCK

As of the Record Date related to the Written Consent, the Company had 212,853,706 shares of Common Stock issued and outstanding, and 24,227 shares of Series X Preferred Stock issued and outstanding and 940,644 shares of Series C Preferred Stock issued and outstanding and 3,100,000 Series D Preferred Stock. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval. Each share of Series X Preferred Stock entitled the holder thereof to 20,000 votes per share (an aggregate of 484,540,000 votes) and votes together with the Common Stock. Each share of Series C Preferred Stock votes on an as converted basis and is currently entitled to 4.2 votes per share.

The holders of 11,744,052 shares of Common Stock and 21,343 shares of Series X Preferred Stock constituting 68.6% of the voting power as of December 15, 2021, executed and delivered to the Company the Written Consent approving the Amendment set forth herein, the 2021 Plan and the 2022 Plan. Since the Amendment, the 2021 Plan and the 2022 Plan have been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The Delaware General Corporation Law provides in substance that unless the Company’s Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, approving the Amendment is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

APPROVAL AND DISCONTINUANCE OF OUR 2021 OMNIBUS SECURITIES AND INCENTIVE PLAN

On December 31, 2020, our Board adopted the 2021 Plan which allows the Company to continue to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders.

The 2021 Plan was approved by the Majority Stockholders. Approval of the 2021 Plan by the Company’s stockholders is required, among other things, in order to allow the grant to eligible employees of options under the 2021 Plan that qualify as “incentive stock options” (or ISOs) under Section 422 of the Code.

The Board approved the 2021 Plan to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based or equity-related awards. Initially, an aggregate of 25,000,000 shares of the Company’s common stock were authorized for issuance under the 2021 Plan, subject to equitable adjustment in the event of future stock splits including the Reverse Stock Split, if consummated, and other capital changes. As of December 15, 2021, we have issued options to purchase an aggregate of 13,985,000 shares of our common stock.

On December 9, 2021, the Board approved a new 2022 Plan (described below) to replace the 2021 Plan. The purpose of the 2022 Plan was to clarify eligibility and make other miscellaneous revisions (e.g., to conform to tax law changes under Section 162(m) of the Code). When the 2022 Plan was approved by the Majority Stockholders, future awards under the 2021 Plan were discontinued. However, all options previously granted under the 2021 Plan remain outstanding subject to the 2021 Plan’s terms. In the event that any of these option shares (i) are forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or otherwise forfeited, or terminated without payment being made thereunder or (ii) are surrendered in payment or partial payment of the exercise price of an option or taxes required to be withheld with respect to the exercise of stock options or in payment with respect to any other form of award are not counted, the option shares will again become available for new awards under the 2022 Plan (not the 2021 Plan).

A copy of the 2021 Plan is attached to this information statement as Appendix B hereto.

Existing Plan Benefits

The awards granted under the 2021 Plan (all stock options), are set forth in the table below.

Name and Position	Number of shares subject to grant
Lawrence Diamond, Chief Executive Officer	1,500,000
Phillip Keller, Chief Financial Officer	1,750,000
Jenny Lindstrom, Chief Legal Officer	1,750,000
All Current Executive Officers as a Group (the three above)	5,000,000
All Current Non-Executive Directors as a Group (four persons	1,645,000
All Employees, including current officers who are non-Executive Officers as a group	7,340,131,000

Award Terms. A participant may exercise an option by written notice and payment of the exercise price in cash, or, as determined by the Board, through delivery of previously owned shares that have been held for at least six (6) months, the withholding of shares deliverable upon exercise, a cashless exercise program implemented by the Board in connection with the 2021 Plan, and/or such other method as approved by the Board may determine. The maximum term of any option granted under the 2021 Plan is ten years from the date of grant (five years in the case of an ISO granted to a ten-percent or more shareholder). The Board may, in its discretion, permit a holder of a non-qualified stock option (NSO) to exercise the option before it has otherwise become exercisable, in which case the shares of the Company’s common stock issued to the recipient will be restricted stock having analogous vesting restrictions to the unvested NSO before exercise.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent or more shareholder) from the date of grant. Options granted under the 2021 Plan will be exercisable at such time or times as the Board prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

Unless an award agreement provides otherwise, if a participant’s service as an employee, officer, director, consultant or advisor terminates (i) by reason of his or her death or Total and Permanent Disability (as defined in the 2021 Plan), any option held by such participant may be exercised, to the extent otherwise exercisable, by the participant or his or her estate or personal representative, as applicable, at any time in accordance with its terms for up to one year after the date of such participant’s death or termination of Service, as applicable, (ii) for Cause (as defined in the 2021 Plan), any option held by such participant will be forfeited and cancelled as of the date of termination and (iii) for any reason other than death, Total and Permanent Disability or Cause, any option held by such participant may be exercised, to the extent otherwise exercisable, up until ninety (90) days following termination of Service.

Transferability. Awards granted under the 2021 Plan will not be transferable other than by will or by the laws of descent and distribution, except that the Board may permit incentive stock options to be transferred to family members.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2021 Plan.

Material United States Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this information statement, associated with the grant of awards under the 2021 Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

Options

Grant. There is generally no United States federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the 2021 Plan, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise. The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding, and we generally will be entitled to a corresponding deduction.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition. If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition. If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition. If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax. Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Section 409A

If an award under the 2021 Plan is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. Our Board intend to consider the potential impact of Section 162(m) on grants made under the 2021 Plan but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

EQUITY COMPENSATION PLAN INFORMATION

On December 31, 2020, the Board approved the Mitesco Inc. 2021 Omnibus Securities and Incentive Plan, or the “2021 Plan”. Prior to its discontinuance upon approval of the 2022 Plan by the Majority Stockholders, the 2021 Plan provided for the grant of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards, collectively, the “stock awards.” Persons eligible to receive stock awards under the 2021 Plan included our employees, directors and consultants. Up to 25,000,000 shares of stock awards were approved for issuance under the 2021 Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	13,985,000	$0.249	11,015,000
Equity compensation plans not approved by security holders	-	-	-
Total	13,985,000	$0.249	11,015.000

APPROVAL OF OUR 2022 OMNIBUS SECURITIES AND INCENTIVE PLAN

On December 9, 2021, our Board adopted the 2022 Plan which allows the Company to continue to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders.

The 2022 Plan was approved by the Majority Stockholders of the Company. Approval of the 2022 Plan by the Company’s stockholders is required, among other things, in order to allow the grant to eligible employees of options under the 2022 Plan that qualify as “incentive stock options” (or ISOs) under Section 422 of the Code.

The 2022 Plan allows us to grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board and/or compensation committee. The 2022 Plan also allows us to utilize a broad array of equity incentives in order to secure and retain the services of our employees, directors and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders.

Purpose of the 2022 Plan

The Board believes that the 2022 Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based or equity-related awards. We believe the 2022 Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently 30 individuals that would be eligible to participate in the 2022 Plan, of which 7 are directors or executive officers, 22 are employees and one is a consultant.

Summary of the 2022 Stock Incentive Plan

The following is a summary of the principal features of the 2022 Plan. This summary does not purport to be a complete description of all of the provisions of the 2022 Plan and it is qualified in its entirety by reference to the full text of the 2022 Plan, a copy of which is attached to this information statement as Appendix B hereto.

Available Shares. An aggregate of 30,000,000 shares of the Company’s common stock may be issued under the 2022 Plan, subject to equitable adjustment in the event of future stock splits including the Reverse Stock Split, if consummated, and other capital changes.

In applying the aggregate share limitation under the 2022 Plan, shares of common stock (i) subject to awards that are forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or otherwise forfeited, or terminated without payment being made thereunder and (ii) that are surrendered in payment or partial payment of the exercise price of an option or taxes required to be withheld with respect to the exercise of stock options or in payment with respect to any other form of award are not counted and, therefore, may be made subject to new awards under the 2022 Plan.

Non-Employee Director Compensation Limit

The sum of the grant date fair value of equity-based awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee director during any calendar year will not exceed $300,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Administration. The 2022 Plan will be administered by the Compensation Committee of the Board (the “Committee”). The Committee has discretion to determine the individuals to whom awards may be granted under the 2022 Plan, the number of shares of common stock, units or other rights subject to each award, the type of award, the manner in which such awards will vest, and the other conditions applicable to awards. The Committee is authorized to interpret the 2022 Plan, to prescribe, amend and rescind any rules and regulations relating to the 2022 Plan and to make any other determinations necessary or desirable for the administration of the 2022 Plan. All interpretations, determinations and actions by the Committee are final, conclusive and binding on all parties.

Eligibility. Any employee, officer, director, or consultant of the Company or any of its affiliates (or any such person to whom an offer of employment or engagement with the Company or any affiliate is extended) is eligible to participate in the 2022 Plan. As of December 15, 2021, the Company had approximately 4 full-time employees, including 3 executive officers, 4 non-employee directors, and 4 consultants, advisors and/or other individual service providers. As awards under the 2022 Plan are within the discretion of the Board , we cannot determine how many individuals in each of the categories described above will receive awards; however, as of December 15, 2021, we have not issued any options to purchase any shares of our common stock.

Types of Awards. Under the 2022 Plan, awards that may be granted under the 2022 Plan may be non-qualified share options (or NSOs), incentive share options (or ISOs), stock appreciation rights (or SARs), restricted and unrestricted share awards, a distribution equivalent rights, stock units, performance unit awards, tandem share appreciation rights and any combination thereof. The terms of each award will be set forth in a written agreement with the recipient.

Stock Options. The Board will determine the exercise price and other terms for each option and whether the options will be NSOs or ISOs. The exercise price per share of each option will not be less than 100% of the Fair Market Value (as defined in the 2022 Plan) of the Company’s common stock on the date of grant (or 110% of the Fair Market Value per share in the case of ISOs granted to a ten-percent or more shareholder). However, certain options may be issued below Fair Market Value if issued in replacement of an option acquired pursuant to a merger or similar transaction. On December 15, 2021, the closing sale price of a share of our common stock on the OTC Markets was $0.16.

ISOs may be granted only to employees and are subject to certain other restrictions. To the extent an option intended to be an ISO does not qualify as an ISO, it will be treated as a nonqualified option.

A participant may exercise an option by written notice and payment of the exercise price in cash, or, as determined by the Board, through delivery of previously owned shares that have been held for at least six (6) months, the withholding of shares deliverable upon exercise, a cashless exercise program implemented by the Board in connection with the 2021 Plan, and/or such other method as approved by the Board may determine. The maximum term of any option granted under the 2021 Plan is ten years from the date of grant (five years in the case of an ISO granted to a ten-percent or more shareholder). The Board may, in its discretion, permit a holder of an NSO to exercise the option before it has otherwise become exercisable, in which case the shares of the Company’s common stock issued to the recipient will be restricted stock having analogous vesting restrictions to the unvested NSO before exercise.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent or more shareholder) from the date of grant. Options granted under the 2021 Plan will be exercisable at such time or times as the Board prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

Share Appreciation Rights. The Committee may grant SARs independent of or in connection with an option. The Committee will determine the other terms applicable to SARs. The base price per share of each SAR will not be less than 100% of the Fair Market Value of the Company’s common stock on the date of grant, unless granted in substitution for an appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. The maximum term of any SAR granted under the 2022 Plan will be ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to the excess of the Fair Market Value on the exercise date of one share of our common stock over the base price, multiplied by the number of shares of common stock as to which the SAR is exercised. Payment may be made in shares of Company common stock, in cash, or in shares of Company common stock or in a combination of both, all as determined by the Committee.

Restricted and Unrestricted Stock and Stock Units. The Committee may award restricted and unrestricted common stock and/or stock units under the 2022 Plan. Unrestricted stock awards are not subject to restrictions. Stock units confer the right to receive shares of the Company’s common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Board, subject to applicable tax withholding requirements. The Committee will determine the restrictions and conditions applicable to each award of restricted stock or stock units, which may include performance-based conditions. Unless the Committee determines otherwise at the time of grant, holders of restricted stock will have the right to vote the shares and receive all dividends and other distributions.

Performance Units. The Committee may award performance units under the 2022 Plan. Performance units are awards, payable in shares of the Company’s common stock, cash or a combination thereof, which are earned during a specified time period subject to the attainment of performance goals, as established by the Committee. The Committee will determine the restrictions and conditions applicable to each award of performance units.

Distribution Equivalent Rights. The Committee may award distribution equivalent rights payable in cash or shares of common stock, as set forth in an award agreement. The Committee will determine the terms and conditions applicable to each such right.

Transferability. Awards granted under the 2022 Plan will not be transferable other than by will or by the laws of descent and distribution, except that the Committee may permit incentive stock options to be transferred to family members.

Term; Amendment and Termination. The 2022 Plan will continue in effect until terminated by the Board; provided, however, that no Award will be granted under the Plan on or after the 10th anniversary of the date of the adoption of the Plan by the Board; and provided further, that Awards granted prior to any such expiration date may extend beyond that date. The Board may suspend, terminate or amend the 2022 Plan in any respect at any time, provided, however, that stockholder approval shall be required for ay modification of the Plan that (i) requires stockholder approval under the rules or regulations of the Securities and Exchange Commission or any securities exchange applicable to the Company, (ii) increases the number of shares authorized under the Plan, (iii) increases the dollar limitations applicable to non-employee directors, or (iv) amends, modifies or suspends the plan’s repricing prohibitions.

New Plan Benefits; Existing Plan Benefits

As of the date of this information statement, we are unable to determine any grants of awards under the 2022 Plan that will be made. The awards granted under the 2021 Plan, are set forth in the table above.

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2022 Plan.

Material United States Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this information statement, associated with the grant of awards under the 2021 Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

Options

Grant. There is generally no United States federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the 2022 Plan, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise. The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding, and we generally will be entitled to a corresponding deduction.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition. If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition. If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition. If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax. Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are generally no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the 2022 Plan, a participant receiving such an award will not recognize U.S. taxable ordinary income until an award is vested and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

Restricted Stock Units and Performance Share Units

Participant who are recipients of grants of restricted stock units (“RSUs”) or performance units (“PUs”) will not incur any federal income tax liability at the time the awards are granted. Participants will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. If the participant is an employee or former employee, payroll employment taxes (e.g., FICA) are withheld when any applicable forfeiture restrictions lapse (i.e., upon vesting), even if payment has been deferred to a later date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. For awards that are payable in shares, the participant’s tax basis is equal to the fair market value of the shares at the time the shares are issued. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Dividend equivalent amounts, if any, received with respect to any RSU or PU will also be taxed as ordinary income.

Section 409A

If an award under the 2022 Plan is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

EQUITY COMPENSATION PLAN INFORMATION

On December 9, 2021, the Compensation Committee of the Board approved the Mitesco Inc. 2022 Omnibus Securities and Incentive Plan, or the “2022 Plan”. The 2022 Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance unit awards, and other stock-based awards, collectively, the “stock awards.” Stock awards may be granted under the 2022 Plan to our employees, directors and consultants. Up to 30,000,000 shares of stock awards have been approved for issuance under the 2022 Plan.

APPROVAL OF RATIFICATION AND ADOPTION OF 100,000,000 SHARES OF AUTHORIZED PREFERRED STOCK

On December 15, 2021, the Board adopted the Company’s authorized preferred stock of 100,000,000 shares, which was previously mistakenly approved at 10,000,000 shares due to a scrivener’s error. The Board believes that the ratification is beneficial for the Company and that it is therefore in the best interests of the Company and our stockholders.

The Board believes that having additional shares of authorized preferred stock of the Company available for issuance in the future will give the Company greater flexibility and may allow such shares of preferred stock to be issued without the expense and delay of a special meeting of stockholders. Although such issuance of additional shares with respect to future financings or other corporate matters would dilute existing stockholders, the Company believes that such transactions would increase the value of the Company to its stockholders.

The ratification and adoption of the Company’s authorized preferred stock of 100,000,000 shares will not affect the Company or its operations except as described above. The Company is subject to the periodic reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. In addition, our common stock currently trades on the OTC Markets under the symbol “MITI”. Following the ratification approval, our common stock will continue to trade on the OTC Markets and the Company will continue to be subject to the reporting requirements under the Exchange Act and the rules and regulations promulgated thereunder.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the periods ended December 31, 2020 and December 31, 2019.

Summary Compensation Table

Name and Principal Position	Year		Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Lawrence Diamond	2020	(a) (h)	130,000		-		-		83,387	(i)	-		213,387
	2019	(a)	61,500	(d)	17,346	(e)	5,693	(f)	-		2,472	(g)	87,011

Julie R. Smith	2020	(b)	79,700		-		-		-		51,500	(c)	131,200
	2019	(a)	61,500	(d)	17,346	(e)	5,693	(f)	-		2,472	(g)	87,011

(a)	Does not include compensation as a Director.
(b)	Resigned effective July 1, 2020.
(c)	Consists of an overpayment as part of final payroll settlement for which the Company was reimbursed $26,161,28 in 2021.
(d)	Includes $28,846 paid in cash and $32,654 paid in Series X Preferred Stock.
(e)	Paid by the issuance of Series X Preferred Stock.
(f)

Represents the pro-rata amount charged to operations during the period in connection with the vesting of 1,000,000 shares of common stock with an aggregate market value of $27,400 on the date of the grant.

(g)	Consists of the employee portion of payroll tax paid by the Company on behalf of the officer. These amounts were accrued during the year ended December 31, 2019 and paid in January 2020.
(h)	Does not include $120,000 of salary accrued but not paid during the year.
(i)	Consists of the fair value of 2,500,000 stock options which were granted and vested during the year.

Executive Employment, Termination and Change of Control Arrangements

We have the following employment agreements with our executive officer:

Lawrence Diamond, Chief Executive Officer and Director

On November 4, 2019, we entered into a Senior Executive Employment Agreement with Mr. Diamond for his services as our Chief Executive Officer (the “Diamond Agreement”). Pursuant to the Diamond Agreement, Mr. Diamond is paid an annual base salary of $250,000. In addition, Mr. Diamond is eligible to receive a bonus target of 25% of base compensation based upon the attainment of performance-based goals, to be approved by the Compensation Committee. Mr. Diamond also received an initial grant of 1,000,000 shares of restricted common stock which vests according to the following schedule: (i) 25% upon the 90th day anniversary of the Diamond Agreement, (ii) 25% upon the completion of a capital raise of at least $2 million, (iii) 25% upon the one-year anniversary of the Diamond Agreement (iv) 25% upon our filing of our Annual Report on Form 10-K that reports $20 million in gross revenue. All unvested shares shall immediately vest in the event of a change of control of the Company. The term of Mr. Diamond’s employment agreement is from November 1, 2019 through Mr. Diamond’s resignation or termination by us under the following circumstances (i) upon the recommendation by the Board; (ii) a violation of the securities laws, or (iii) upon his incapacity or inability to perform all the duties set forth in this Agreement due to mental or physical disability. In the event of termination by us, Mr. Diamond will only be entitled to compensation owed through the date of termination and all Options that have not yet vested will be cancelled.

Phillip J. Keller, Chief Financial Officer

Effective March 17, 2021, the Company entered into an employment agreement with Mr. Phillip J. Keller for his services as our Chief Financial Officer (the “Keller Agreement”). Pursuant to the Keller Agreement the Company has agreed to pay Mr. Keller a base salary of $250,000, payable in accordance with the Company’s standard payroll procedures. In addition, Mr. Keller will be eligible to receive a bonus target of 25% of his base salary, at the sole discretion of the Compensation Committee of the Board. Mr. Keller’s base compensation shall accrue until such time as the Company has sufficient funding. Additionally, pursuant to the Keller Agreement, Mr. Keller has been awarded options to purchase up to 1 million shares of the Company’s common stock at an exercise price equal to $0.31, which was the closing stock price as of March 17, 2021, and issued pursuant to the Mitesco, Inc. 2021 Omnibus Securities and Incentive Plan. The Options vest pursuant to the following schedule: (a) 250,000 of the options shall vest upon the 90-day anniversary of the effective date of the Keller Agreement, (b) 250,000 of the options shall vest upon the Company’s completion of a $10 million raise, (c) 250,000 of the options shall vest on the one-year anniversary of the effective date of the Keller Agreement, and (d) 250,000 of the options shall vest once the Company files an Annual Report on Form 10-K that reports $20 million in gross revenue. Upon a change of control of the Company, any unvested options shall immediately vest.

The Keller Agreement is effective from March 17, 2021 until the earlier of Mr. Keller’s resignation or termination by us under the following circumstances (i) a vote of the majority of our directors; (ii) a violation of the securities laws, or (iii) upon his incapacity or inability to perform all the duties set forth in this Agreement due to mental or physical disability. In the event of termination by us, Mr. Keller will only be entitled to compensation owed through the date of termination and all Options that have not yet vested will be cancelled. The Keller Agreement also contains customary non-disclosure, non-compete and confidentiality provisions.

Jenny Lindstrom, Chief Legal Officer

Effective April 12, 2021, the Company entered into an employment agreement with Ms. I Jenny Lindstrom for her services as our Chief Legal Officer (the “Lindstrom Agreement”). Pursuant to the Lindstrom Agreement the Company has agreed to pay Ms. Lindstrom a base salary of $250,000, payable in accordance with the Company’s standard payroll procedures. In addition, Ms. Lindstrom will be eligible to receive a bonus target of 25% of her base salary, at the sole discretion of the Compensation Committee of the Board. Ms. Lindstrom’s base compensation shall accrue until such time as the Company has sufficient funding. Additionally, pursuant to the Lindstrom Agreement, Ms. Lindstrom has been awarded options to purchase up to 1 million shares of the Company’s common stock at an exercise price equal to $0.31 which was the closing stock price as of April 12, 2021, and issued pursuant to the Mitesco, Inc. 2021 Omnibus Securities and Incentive Plan. The Options vest pursuant to the following schedule: (a) 250,000 of the options shall vest upon the 90-day anniversary of the effective date of the Lindstrom Agreement, (b) 250,000 of the options shall vest upon the Company’s completion of a $10 million raise, (c) 250,000 of the options shall vest on the one-year anniversary of the effective date of the Lindstrom Agreement, and (d) 250,000 of the options shall vest once the Company files an Annual Report on Form 10-K that reports $20 million in gross revenue. Upon a change of control of the Company, any unvested options shall immediately vest.

The Lindstrom Agreement is effective from April 12, 2021 until the earlier of Ms. Lindstrom’s resignation or termination by us under the following circumstances (i) a vote of the majority of our directors; (ii) a violation of the securities laws, or (iii) upon her incapacity or inability to perform all the duties set forth in this Agreement due to mental or physical disability. In the event of termination by us, Ms. Lindstrom will only be entitled to compensation owed through the date of termination and all Options that have not yet vested will be cancelled. The Lindstrom Agreement also contains customary non-disclosure, non-compete and confidentiality provisions.

Julie Smith

Ms. Smith’s resigned from the Company effective July 1, 2020 as the Company’s [title]. Subsequent to year end, we entered into a settlement agreement with Julie Smith pursuant to which her Series X Preferred Stock was cancelled.

Pension Benefits; Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not offer pension benefits, non-qualified contribution or other deferred compensation plans to our executive officers.

Outstanding Equity Awards at December 31, 2020

The following table shows for the fiscal year ended December 31, 2020, certain information regarding outstanding equity awards at fiscal year-end for the Named Executive Officers.

Name	Grant Date	Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Exercise Date
Lawrence Diamond (a)	February 27, 2020	1,500,000	-	$0.03	February 27, 2030
	December 27, 2020	1,000,000	-	$0.03	December 27, 2030
Julie R. Smith (b)	February 27, 2020	-	-	-	-

(a) On December 28, 2020, the vesting of Mr. Diamond’s options was accelerated to December 31, 2020.

(b) On February 27, 2020, Ms. Julie R. Smith was granted options to purchase an aggregate of 1.5 million shares of common stock all of which have been forfeited pursuant to the terms of Ms. Smith’s option awards, upon her resignation effective July 1, 2020.

Director Compensation

The following table sets forth, for the year ended December 31, 2020, information relating to the compensation of each director who served on our Board during the fiscal year and who was not a named executive officer. This compensation was for their role as Director of the Company within the fiscal year.

Name		Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ronald Riewold		50,000	-	41,627	(b)	-	--		91,627
Thomas Brodmerkel		30,000	-	41,627	(b)	-	-	-	71,627
Dr. H. Faraz Naqvi	(c)	12,500	-	30,925	(b)	-	-	-	43,425
Juan Carlos Iturregui	(d)	12,500	-	58,802	(b)	-	-	-	71,302

(a)	Does not include compensation as an officer.
(b)	Consists of options to purchase 1,100,000 shares of common stock.
(c)	Dr. H. Faraz Naqvi was appointed to the Board on July 13, 2020.
(d)	Mr. Juan Carlos Iturregui Esq was appointed to the Board on July 31, 2020.

The table below shows the aggregate number of option awards outstanding at fiscal year-end for each of our current and former non-employee directors.

Name	Number of Subject to Outstanding Options as of December 31, 2020
Ronald Riewold	1,100,000
Thomas Brodmerkel	1,100,000
Dr. H. Faraz Naqvi	1,100,000
Juan Carlos Iturregui	1,100,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of shares of our Common Stock as of December 13, 2021 by:

The following table sets forth certain information as of December 13, 2021, regarding the beneficial ownership of our Common Stock, Series C Preferred Stock and Series X Preferred Stock by (i) each person (including any “group” as such term is used in Section 13(d)(3) of the Exchange Act) known by us to be a beneficial owner of more than 5% of our common stock, (ii) each of our directors and “named executive officers;” and (iii) all of our directors and executive officers as a group. At December 13, 2021, we had 208,569,657 shares of Common Stock issued and outstanding,1,940,644 shares of Series C Preferred Stock issued and outstanding having an aggregate of 12,600,000 votes, and 24,227 shares of Series X Preferred Stock issued and outstanding, having an aggregate of 484,540,000 votes. Unless otherwise indicated, the address of each of the stockholders listed is 1660 Highway 100 South, Suite 432, Saint Louis Park, Minnesota 55416. Beneficial ownership is determined in accordance with the rules of the SEC and includes general voting power and/or investment power with respect to securities. Shares of Common Stock issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of the Record Date and shares of Common Stock issuable upon conversion of other securities currently convertible or convertible within 60 days, are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Under the applicable SEC rules, each person’s beneficial ownership is calculated by dividing the total number of shares with respect to which they possess beneficial ownership by the total number of outstanding shares. In any case where an individual has beneficial ownership over securities that are not outstanding but are issuable upon the exercise of options or warrants or similar rights within the next 60 days, that same number of shares is added to the denominator in the calculation described above. Because the calculation of each person’s beneficial ownership set forth in the “Percentage Class” column of the table may include shares that are not presently outstanding, the sum total of the percentages set forth in such column may exceed 100%.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percentage of Common Stock Beneficially Owned	Number of Shares of Series X Preferred Stock	Percentage of Series X Preferred Stock	Number of Shares of Series C Preferred Stock	Percent of Series C Preferred Stock	Number of Shares of Series D Preferred Stock	Percent of Series D Preferred Stock
Directors and Officers
Ronald Riewold (Director)(1)	2,198,431	1%	1,200	5%
Tom Brodmerkel (Director)(2)	1,325,000	*	-	--
Larry Diamond (Director, Officer)(3)	8,029,271	3%	2,000	8%
Juan Carlos Iturregui (Director)(4)	1,285,000	*	12,503	52%
Phillip Keller (6)	1,770,000	1%	-	--
Jenny Lindstrom (6),(9)	1,960,000	1%	-	--			25,000	1%
Faraz Naqvi (Director)(2)	1,300,000	*	--	--
Julie R. Smith**	802,000	*	--	--
Sheila Schweitzer (6)	1,035,000	*	-	--
Current Executive Officers and Directors as a group (8 Persons)	19,704,702	7%	15,703	65%			25,000	1%

5% or more shareholders
James Crone	--	--	2,884	12%
Louis DeLuca	--	--	2,400	10%
Anglo Irish Management LLC (5)	1,025,514	*	12,503	52%
Frank Lightmas	--	--	3,204	13%
Cavalry Fund I, LLP(7)	14,700,000	6%			1,000,000	100%	750,000	24%
Mercer Street Global Opportunity Fund (8)	6,300,000	2%					750,000	24%

(1)	Consists of 2,613,530 shares of common stock and options to purchase an additional 683,332 shares of common stock.

(2)	Consists of options to purchase 1,325,000 shares of common stock.

(3)	Consists of 6,508,271 shares of common stock and options to purchase an additional 1,500,000 shares of common stock.

(4)	Consists of 1,100,000 shares of common stock and options to purchase and options to purchase an additional 185,000 shares owned directly by Mr. Iturregui.

(5)

Based solely on a Schedule 13D filed by Anglo Irish Management LLC (“Anglo”), Anglo received 1,025,514 shares of common stock as interest earned on shares of the Series X Preferred Stock and owns 12,503 shares of Series X Preferred. Daniel Hollis is the Manager of Anglo-Irish Management LLC and its business address is 9057A Selborne Lane, Chatt Hills, GA 30268.

(6)	Consists of option to purchase common shares.

(7)

Cavalry Fund I LP owns 1,000,000 shares of Series C Preferred Stock. Includes 4,200,000 shares of common stock issuable upon conversion of the Series C Preferred Stock and 2,100,000 shares of common stock issuable exercise of the Series A Warrants and 2,100,000 shares of common stock issuable upon exercise of Series B Warrants, without giving effect to the blocker described in the next sentence. The fund also owns 750,000 shares of Series D Preferred Stock. Includes 6,300,000 shares of common stock issuable upon conversion of the Series D Preferred Stock and 3,150,000 shares of common stock issuable exercise of the Series A Warrants and 3,150,000 shares of common stock issuable upon exercise of Series B Warrants, without giving effect to the blocker described in the next sentence. The beneficial ownership limitation is initially set at 4.99% but may be increased to 9.99% upon 61 days’ notice to the Company. Thomas P. Walsh is the manager of Cavalry Fund I LP and its principal business address is 82 E, Allendale Rd., Suite 5B, Saddle River, NJ 07458.

(8)

Mercer Street Global Opportunity Fund Includes 6,300,000 shares of common stock issuable upon conversion of 750,000 shares of Series D Preferred Stock and 3,150,000 shares of common stock issuable exercise of the Series A Warrants and 3,150,000 shares of common stock issuable upon exercise of Series B Warrants, without giving effect to the blocker described in the next sentence. The beneficial ownership limitation is initially set at 4.99% but may be increased to 9.99% upon 61 days’ notice to the Company. Jonathan Juchno is the Chair of the Investment Committee of Mercer Street Global Opportunity Fund, LLC, and its principal business address is 107 Grand Street, 7th Floor, New York, New York 10013.

(9)

Ms. Lindstrom the Companies Chief Legal Officer includes 210,000 shares of common stock issuable upon conversion of 25,000 shares of Series D Preferred Stock and 105,000 shares of common stock issuable exercise of the Series A Warrants and 105,000 shares of common stock issuable upon exercise of Series B Warrants, without giving effect to the blocker described in the next sentence. The beneficial ownership limitation is initially set at 4.99% but may be increased to 9.99% upon 61 days’ notice to the Company

INFORMATION STATEMENT COSTS

The cost of delivering this Information Statement, including the preparation, assembly and mailing of the Information Statement, as well as the cost of forwarding this material to the beneficial owners of our Common Stock will be borne by us. The Company may reimburse brokerage firms and others for expenses in forwarding Information Statement materials to the beneficial owners of our Common Stock.

HOUSEHOLDING OF INFORMATION STATEMENT

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements. This means that only one copy of our information statement may have been sent to multiple stockholders in each household. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to c/o Mitesco, Inc., 1660 Highway 100 South, Suite 432, Saint Louis Park, Minnesota 55416. Any stockholder who wants to receive separate copies of our Information Statement in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address or calling 1-844-383-8689.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “intends,” “believes,” “will,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

ADDITIONAL INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or Form 8-K/A and other information with the SEC.

Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System. Copies of such filings may also be obtained by writing to the Company at 1660 Highway 100 South, Suite 432, Saint Louis Park, Minnesota 55416.

By Order of the Board of Directors

/s/ Lawrence Diamond

Lawrence Diamond

Director, President & Chief Executive Officer

December [*], 2021

Appendix A

CERTIFICATE OF AMENDMENT OF THE

AMENDED AND CERTIFICATE OF INCORPORATION OF

MITESCO, INC.

(Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware)

Mitesco, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware does hereby certify:

The board of directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Amended and Certificate of Incorporation of the Corporation as follows:

That ARTICLE FOURTH shall be amended by replacing ARTICLE FOURTH in its entirety as follows:

“FOURTH: The total number of common shares of stock which the corporation shall have authority to issue is Five hundred million (500,000,000) shares of common stock, par value $0.01 per share (the “Common Stock”) and ONE HUNDRED MILLION (100,000,000) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

The Preferred Stock of the Corporation shall be issued by the board of directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the board of directors of the corporation may determine, from time to time.

The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

Shares of Common Stock and Preferred Stock may be issued from time to time as the board of directors shall determine and, on such terms, and for such consideration as shall be fixed by the board of directors.”

“Effective at [•] Eastern Time, on the date of the effective date of this Certificate of Amendment to the Amended and Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be combined into a smaller number of shares such that each [2 to 50] shares, with the exact number of shares to be determined by the Board of Directors and publicly announced by the Corporation prior to the Effective Time, of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.01 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof. Any person who would otherwise be entitled to a fractional share of Common Stock as a result of the combination, following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder), shall be entitled to receive a cash payment equal to the product obtained by multiplying (i) the average of the closing sales price of the Corporation’s Common Stock as reported on the OTC Markets for the ten (10) days preceding the effective date of this Certificate of Amendment by (ii) the number of shares of the Corporation’s Common Stock held by such stockholder before the combination that would otherwise have been exchanged for such fractional share interest.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

This Certificate of Amendment shall be effective as of [•] at [•] Eastern Time.

IN WITNESS WHEREOF, I have signed this Certificate of Amendment to the Certificate of Incorporation this [•] day of December, 2021.

Lawrence Diamond, CEO

i

Appendix B

MITESCO, INC

2021 OMNIBUS SECURITIES AND INCENTIVE PLAN
25 MILLION COMMON SHARES

i

MITESCO

2021 OMNIBUS SECURITIES AND INCENTIVE PLAN

Table of Contents (continued)

ii

MITESCO

2021 OMNIBUS SECURITIES AND INCENTIVE PLAN

25 MILLION SHARES OF COMMON STOCK

ARTICLE I
PURPOSE

The purpose of this Mitesco Inc. 2021 Omnibus Securities and Incentive Plan (the “Plan”) is to benefit the shareholders of Mitesco, Inc., a Delaware corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and nonemployee directors of, and nonemployee consultants to, the Company and its Affiliates, and to align the interests of such employees, nonemployee directors and nonemployee consultants with those of the Company’s shareholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Share Options, Non-Qualified Share Options, Performance Share Awards, Performance Unit Awards, Restricted Share Awards, Restricted Share Unit Awards, Share Appreciation Rights, Tandem Share Appreciation Rights, Unrestricted Share Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Share Award, Performance Unit Award, Restricted Share Award, Restricted Share Unit Award, Share Appreciation Right or Unrestricted Share Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, and each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean (i) if the Holder is a party to an employment or similar agreement with the Company or an Affiliate which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Cause” shall mean termination by the Company or an Affiliate of the employment (or other service relationship) of the Holder by reason of the Holder’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Holder’s duties, (C) involvement in a transaction which is materially adverse to the Company or an Affiliate, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company or an Affiliate, or (G) material breach of any provision of the Plan or the Holder’s Award Agreement or any other written agreement between the Holder and the Company or an Affiliate, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)          Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)         The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of the common stock or Common Stock, as applicable, of Company or surviving corporation immediately after the Business Combination as immediately before;

(c)          The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)        The approval by the holders of shares of Common Stock of a plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which persons who were shareholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of common stock or Common Stock, as applicable, of the surviving corporation immediately after such liquidation as immediately before; or

(e)          Within any twenty-four (24) month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraphs (a), (b), (c), or (d) of this definition).

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Company” shall mean Mitesco, a Delaware corporation, and any successor thereto.

“Common Share” shall mean a share of Common Stock.

“Common Stock” shall mean the Company’s common stock, $0.001 par value.

“Consultant” shall mean any non-Employee (individual or entity) advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XIII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” shall mean January 20, 2021.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock are not traded on such date, on the immediately preceding trading date) as reported in The Wall Street Journal or The Financial Times. If the Common Stock are not listed on a national securities exchange, but are quoted on the OTC Markets OTC Link, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per Common Share for such date. If the Common Stock are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Share Option” shall mean an Option which is intended by the Board to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non-Qualified Share Option” shall mean an Option which is not an Incentive Share Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Common Stock and includes both Incentive Share Options and Non-Qualified Share Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Common Stock” shall mean the Common Stock, par value $0.01 per share, of the Company.

“Participant” shall mean [•].

“Performance Criteria” shall mean the criteria that the Board selects for purposes of establishing the Performance Goal(s) for a Holder for a Performance Period.

“Performance Goals” shall mean, for a Performance Period, the written goal or goals established by the Board for the Performance Period based upon the Performance Criteria.

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, selected by the Board, over which the attainment of one or more Performance Goals or other business objectives shall be measured for purposes of determining a Holder’s right to, and the payment of, a Qualified Performance-Based Award.

“Performance Share Award” shall mean an Award granted under Article XII of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, Common Stock are paid to the Holder.

“Performance Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Share Award.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this Mitesco 2021 Omnibus Securities and Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

“Qualified Performance-Based Award” shall mean an Award intended to qualify as “performance-based” compensation under Section 162(m) of the Code.

“Restricted Share Award” shall mean an Award granted under Article VIII of the Plan of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Share Award.

“Restricted Share Unit Award” shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service-related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restricted Share Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Share Unit Award.

“Restriction Period” shall mean the period of time for which Common Stock subject to a Restricted Share Award shall be subject to Restrictions, as set forth in the applicable Restricted Share Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Share Award and set forth in a Restricted Share Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Share Appreciation Right” shall mean an Award granted under Article XIV of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Share Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Share Appreciation Right.

“Tandem Share Appreciation Right” shall mean a Share Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the Common Stock under the related Option, all as set forth in Section 14.2.

“Ten Percent Shareholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Total and Permanent Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Board in each Performance Unit Award Agreement, or represents one (1) Common Share for purposes of each Restricted Share Unit Award.

“Unrestricted Share Award” shall mean an Award granted under Article IX of the Plan of Common Stock which are not subject to Restrictions.

“Unrestricted Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Share Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of January 20, 2021 (the “Effective Date”).

ARTICLE IV
ADMINISTRATION

Section 4.1 Administration. The Plan shall be administered by the Company’s Board of Directors.

Section 4.2 Powers. Subject to the provisions of the Plan, the Board shall have the sole authority, in its discretion, to make all determinations under the Plan, including but not limited to determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Board), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Share Award and the number of Common Stock which may be issued under an Award, all as applicable. In making such determinations the Board may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Board in its discretion shall deem relevant. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

Section 4.3 Additional Powers. The Board shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Board is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board to cause designated Options to qualify as Incentive Share Options, and to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Board on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4 Board Action. In the absence of specific rules to the contrary, action by the Board shall require the consent of a majority of the members of the Board, expressed either orally at a meeting of the Board or in writing in the absence of a meeting. No member of the Board shall have any liability for any good faith action, inaction or determination in connection with the Plan.

ARTICLE V
SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1 Shares Grant and Award Limits. The Board may from time-to-time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of Common Stock (including Common Stock underlying Options designated as Incentive Share Options) that may be issued under the Plan shall not exceed twenty five million (25,000,000) shares of Common Stock. The Common Stock shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Common Stock subject to such Award shall again be available for the grant of a new Award.

Section 5.2 Common Stock Offered. The Common Stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

ARTICLE VI
ELIGIBILITY FOR AWARDS; TERMINATION OF EMPLOYMENT,
DIRECTOR STATUS OR CONSULTANT STATUS

Section 6.1 Eligibility. Awards made under the Plan may be granted solely to persons or entities who, at the time of grant, are Employees, Directors or Consultants. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include, a Non-Qualified Share Option, a Restricted Share Award, an Unrestricted Share Award, a Distribution Equivalent Right Award, a Performance Share Award, a Performance Unit Award, a Share Appreciation Right, a Tandem Share Appreciation Right, any combination thereof or, solely for Employees, an Incentive Share Option.

Section 6.2 Termination of Employment or Director Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5, the following terms and conditions shall apply with respect to the termination of a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, for any reason, including, without limitation, Total and Permanent Disability or death:

(a)          The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Share Options and/or Share Appreciation Rights shall terminate:

(1) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, ninety (90) days after the date of such termination of employment or after the date of such termination of Director status;

(2) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment or Director status; or

(3) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Non-Qualified Share Options and Share Appreciation Rights.

(b)          The Holder’s rights, if any, to exercise any then exercisable Incentive Share Option shall terminate:

(1) If such termination is for a reason other than the Holder’s Total and Permanent Disability or death, three (3) months after the date of such termination of employment;

(2) If such termination is on account of the Holder’s Total and Permanent Disability, one (1) year after the date of such termination of employment; or

(3) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

Upon such applicable date the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in or with respect to any such Incentive Share Options.

(c)          If a Holder’s employment with, or status as a Director of, the Company or an Affiliate, as applicable, terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Share Award and/or Restricted Share Unit Award, such Restricted Shares and/or Restricted Share Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Shares and/or Restricted Share Units. The immediately preceding sentence to the contrary notwithstanding, the Board, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of employment or Director status, that all or a portion of any such Holder’s Restricted Shares and/or Restricted Share Units shall not be so canceled and forfeited.

Section 6.3 Termination of Consultant Status. Except to the extent inconsistent with the terms of the applicable Award Agreement and/or the provisions of Section 6.4 or 6.5, the following terms and conditions shall apply with respect to the termination of a Holder’s status as a Consultant, for any reason:

(a)          The Holder’s rights, if any, to exercise any then exercisable Non-Qualified Share Options and/or Share Appreciation Rights shall terminate:

(1) If such termination is for a reason other than the Holder’s death, ninety (90) days after the date of such termination; or

(2) If such termination is on account of the Holder’s death, one (1) year after the date of the Holder’s death.

(b)         If the status of a Holder as a Consultant terminates for any reason prior to the actual or deemed satisfaction and/or lapse of the Restrictions, vesting requirements, terms and conditions applicable to a Restricted Share Award and/or Restricted Share Unit Award, such Restricted Shares and/or Restricted Share Units shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Shares and/or Restricted Share Units. The immediately preceding sentence to the contrary notwithstanding, the Board, in its sole discretion, may determine, prior to or within thirty (30) days after the date of such termination of such a Holder’s status as a Consultant, that all or a portion of any such Holder’s Restricted Shares and/or Restricted Share Units shall not be so canceled and forfeited.

Section 6.4 Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s employment with, or status as a Director of, the Company or an Affiliate shall terminate, and if, within ninety (90) days of such termination, such Holder shall become a Consultant, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Board in its sole discretion, as if such Holder had been a Consultant for the entire period during which such Award or portion thereof had been outstanding. Should the Board effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Director status had terminated until such time as his or her Consultant status shall terminate, in which case his or her Award, as it may have been reduced in connection with the Holder’s becoming a Consultant, shall be treated pursuant to the provisions of Section 6.3; provided, however, that any such Award which is intended to be an Incentive Share Option shall, upon the Holder’s no longer being an Employee, automatically convert to a Non-Qualified Share Option. Should a Holder’s status as a Consultant terminate, and if, within ninety (90) days of such termination, such Holder shall become an Employee or a Director, such Holder’s rights with respect to any Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Board in its sole discretion, as if such Holder had been an Employee or a Director, as applicable, for the entire period during which such Award or portion thereof had been outstanding, and, should the Board effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Consultant status had terminated until such time as his or her employment with the Company or an Affiliate, or his or her Director status, as applicable, shall terminate, in which case his or her Award shall be treated pursuant to the provisions of Section 6.2.

Section 6.5 Termination for Cause. Notwithstanding anything in this Article VI or elsewhere in the Plan to the contrary, and unless a Holder’s Award Agreement specifically provides otherwise, should a Holder’s employment, Director status or engagement as a Consultant with or for the Company or an Affiliate be terminated by the Company or Affiliate for Cause, all of such Holder’s then outstanding Awards shall expire immediately and be forfeited in their entirety upon such termination.

ARTICLE VII
OPTIONS

Section 7.1 Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2 Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3 Special Limitations on Incentive Share Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Share Option is granted) of Common Stock with respect to which Incentive Share Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Share Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Share Options that exceeds such threshold shall be treated as Non-Qualified Share Options. Incentive Share Options shall be granted to Employees only. The Board shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Board to be Incentive Share Options when granted to the Holder, will not constitute Incentive Share Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Share Option shall be granted to an Employee if, at the time the Incentive Share Option is granted, such Employee is a Ten Percent Shareholder, unless (i) at the time such Incentive Share Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Share Option, and (ii) such Incentive Share Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Share Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s shareholders. The designation by the Board of an Option as an Incentive Share Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Section 7.4 Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Share Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Board may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Board. Each Option Agreement shall, solely to the extent inconsistent with the provisions of Sections 6.2, 6.3, 6.4 and 6.5, as applicable, specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limited the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by:

(a)          establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Common Stock to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Common Stock from the Company directly to a brokerage firm and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or

(b)          reducing the number of Common Stock to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including but not limited to upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Board shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5 Option Price and Payment. The price at which a Common Share may be purchased upon exercise of an Option shall be determined by the Board and shall not be less than 100 percent of the Fair Market Value of a share of Common Stock (determined at the time the respective Incentive Share Option is granted); provided, however, that such Option price as determined by the Board shall be subject to adjustment as provided in Article XV. The Option price or portion thereof shall be paid in full in the manner prescribed by the Board as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Board, may include the withholding of Common Stock otherwise issuable in connection with the exercise of the Option, for purposes of Section 7.4(b). Separate share certificates shall be issued by the Company for those Common Stock acquired pursuant to the exercise of an Incentive Share Option and for those Common Stock acquired pursuant to the exercise of a Non-Qualified Share Option.

Section 7.6 Shareholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a shareholder of the Company solely with respect to such Common Stock as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

Section 7.7 Options and Rights in Substitution for Stock or Share Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock or share options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity, or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate.

Section 7.8 Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XV, the Board shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Share Appreciation right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Share Appreciation Rights previously granted.

ARTICLE VIII
RESTRICTED SHARE AWARDS

Section 8.1 Restriction Period to be Established by Board. At the time a Restricted Share Award is made, the Board shall establish the Restriction Period applicable to such Award. Each Restricted Share Award may have a different Restriction Period, in the discretion of the Board. The Restriction Period applicable to a particular Restricted Share Award shall not be changed except as permitted by Section 8.2.

Section 8.2 Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Share Award shall be represented by a share certificate registered in the name of the Holder of such Restricted Share Award. If provided for under the Restricted Share Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other shareholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the share certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the share certificate during the Restriction Period (with a share power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Board pursuant to the Restricted Share Award Agreement shall cause a forfeiture of the Restricted Share Award. At the time of such Award, the Board may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Share Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall, to the extent inconsistent with the provisions of Sections 6.2, 6.3 and 6.4, as applicable, be set forth in a Restricted Share Award Agreement made in conjunction with the Award. Such Restricted Share Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including but not limited to accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements) and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Board shall in its sole discretion determine. The terms and conditions of the respective Restricted Share Agreements need not be identical. All Common Stock delivered to a Holder as part of a Restricted Share Award shall be delivered or released of restrictions and reported by the Company or the Affiliate, as applicable, to the Holder by no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s entitlement to such Common Stock becomes vested.

Section 8.3 Payment for Restricted Shares. The Board shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Share Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Share Award, except to the extent otherwise required by law.

Section 8.4 Restricted Share Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Share Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Board may determine to be appropriate.

ARTICLE IX
UNRESTRICTED SHARE AWARDS

Pursuant to the terms of the applicable Unrestricted Share Award Agreement, a Holder may be awarded (or sold) Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

ARTICLE X
RESTRICTED SHARE UNIT AWARDS

Section 10.1 Terms and Conditions. The Board shall set forth in the applicable Restricted Share Unit Award Agreement the individual service-based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Holder. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Board may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Share Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Share Unit Award Agreements need not be identical.

Section 10.2 Payments. The Holder of a Restricted Share Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a Common Share, or one (1) Common Share, as determined in the sole discretion of the Board and as set forth in the Restricted Share Unit Award Agreement, for each Restricted Share Unit subject to such Restricted Share Unit Award, if the Holder satisfies the applicable vesting requirement. Such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Share Unit first becomes vested.

ARTICLE XI
PERFORMANCE UNIT AWARDS

Section 11.1 Terms and Conditions. The Board shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code. At the time of such Award, the Board may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

Section 11.2 Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement. If achieved, such payment shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such performance goals and objectives relate.

ARTICLE XII
PERFORMANCE SHARE AWARDS

Section 12.1 Terms and Conditions. The Board shall set forth in the applicable Performance Share Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to the receipt of Common Stock pursuant to such Holder’s Performance Share Award and the number of Common Stock subject to such Performance Share Award. Such payment shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such goals and objectives are achieved, the distribution of such Common Shares shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year to which such goals and objectives relate. At the time of such Award, the Board may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Share Awards, including, but not limited to, rules pertaining to the effect of termination of the Holder’s employment, Director status or Consultant status prior to the expiration of the applicable performance period. The terms and conditions of the respective Performance Share Award Agreements need not be identical.

Section 12.2 Shareholder Rights and Privileges. The Holder of a Performance Share Award shall have no rights as a shareholder of the Company until such time, if any, as the Holder actually receives Common Stock pursuant to the Performance Share Award.

ARTICLE XIII
DISTRIBUTION EQUIVALENT RIGHTS

Section 13.1 Terms and Conditions. The Board shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions applicable to such Award, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Common Stock or is to be entitled to choose among such alternatives. Such receipt shall be subject to a “substantial risk of forfeiture” under Section 409A of the Code and, if such Award becomes vested, the distribution of such cash or Common Stock shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which the Holder’s interest in the Award vests. Distribution Equivalent Rights Awards may be settled in cash or in Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not be, awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 13.2 Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date (but in no event later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the Company’s fiscal year in which such interest was credited), at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIV
SHARE APPRECIATION RIGHTS

Section 14.1 Terms and Conditions. The Board shall set forth in the applicable Share Appreciation Right Award Agreement the terms and conditions of the Share Appreciation Right, including (i) the base value (the “Base Value”) for the Share Appreciation Right, which for purposes of a Share Appreciation Right which is not a Tandem Share Appreciation Right, shall be not less than the Fair Market Value of an Common Share on the date of grant of the Share Appreciation Right, (ii) the number of Common Stock subject to the Share Appreciation Right, (iii) the period during which the Share Appreciation Right may be exercised; provided, however, that no Share Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Board imposes upon the Share Appreciation Right. Upon the exercise of some or all of the portion of a Share Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined in the sole discretion of the Board, equal to the product of:

(a)          The excess of (i) the Fair Market Value of a Common Share on the date of exercise, over (ii) the Base Value, multiplied by;

(b)          The number of Common Stock with respect to which the Share Appreciation Right is exercised.

Section 14.2 Tandem Share Appreciation Rights. If the Board grants a Share Appreciation Right which is intended to be a Tandem Share Appreciation Right, the Tandem Share Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a)          The Base Value shall be equal to or greater than the per Common Share exercise price under the related Option;

(b)         The Tandem Share Appreciation Right may be exercised for all or part of the Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when a Common Share is purchased under the related Option, an equivalent portion of the related Tandem Share Appreciation Right shall be cancelled);

(c)          The Tandem Share Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)          The value of the payment with respect to the Tandem Share Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Common Share exercise price under the related Option and the Fair Market Value of the Common Stock subject to the related Option at the time the Tandem Share Appreciation Right is exercised, multiplied by the number of the Common Stock with respect to which the Tandem Share Appreciation Right is exercised; and

(e)          The Tandem Share Appreciation Right may be exercised solely when the Fair Market Value of the Common Stock subject to the related Option exceeds the per Common Share exercise price under the related Option.

ARTICLE XV
RECAPITALIZATION OR REORGANIZATION

Section 15.1 Adjustments to Common Stock. The shares with respect to which Awards may be granted under the Plan are Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Common Stock or the payment of an Common Share dividend on Common Stock without receipt of consideration by the Company, the number of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Common Stock, shall be proportionately increased, and the purchase price per Common Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Common Stock, shall be proportionately reduced, and the purchase price per Common Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XV, any adjustment made with respect to an Award (x) which is an Incentive Share Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Share Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non-Qualified Share Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non-Qualified Share Option granted under the Plan to become subject to Section 409A of the Code.

Section 15.2 Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Common Stock then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Common Stock then covered by such Award.

Section 15.3 Other Events. In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split-ups, spin-offs, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Board, in such manner as the Board shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 15.1, 15.2 or this Section 15.3, the aggregate number of Common Stock available under the Plan pursuant to Section 5.1 (and the Code Section 162(m) limit set forth therein) may be appropriately adjusted by the Board, the determination of which shall be conclusive. In addition, the Board may make provision for a cash payment to a Participant or a person who has an outstanding Award. The number of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 15.4 Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 15.5 No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Common Stock subject to Awards theretofore granted or the purchase price per Common Share, if applicable.

ARTICLE XVI
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XVI, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to Holders, (ii) except as otherwise expressly provided in Article XV, materially increase the number of Common Stock subject to the Plan or the individual Award Agreements specified in Article V, (iii) materially modify the requirements for participation in the Plan, or (iv) amend, modify or suspend Section 7.8 (repricing prohibitions) or this Article XVI. In addition, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as “performance-based” compensation within the meaning of Section 162(m) of the Code or to exempt the Plan or any Award from Section 409A of the Code).

ARTICLE XVII
MISCELLANEOUS

Section 17.1 No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Board shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 17.2 No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of his or her consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 17.3 Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including but not limited to any failure to comply with the requirements of Section 409A of this Code. No fractional Common Stock shall be delivered, nor shall any cash in lieu of fractional Common Stock be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Common Stock, no Common Stock shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Board may impose, the Company shall have the right to retain, or the Board may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 17.4 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 17.5 Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Share Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 17.3 hereof.

Section 17.6 Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with an Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 17.7 Rule 16b-3. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 17.8 Section 162(m). It is intended that the Plan shall comply fully with and meet all the requirements of Section 162(m) of the Code so that Awards hereunder which are made to Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall constitute “performance-based” compensation within the meaning of Section 162(m) of the Code. Any Performance Goal(s) applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based” compensation under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established. The Performance Criteria to be utilized under the Plan to establish Performance Goals shall consist of objective tests based on one or more of the following: earnings or earnings per share, cash flow or cash flow per share, operating cash flow or operating cash flow per share revenue growth, product revenue growth, financial return ratios (such as return on equity, return on investment and/or return on assets), share price performance, shareholder return, equity and/or value, operating income, operating margins, earnings before interest, taxes, depreciation and amortization, earnings, pre- or post-tax income, economic value added (or an equivalent metric), profit returns and margins, credit quality, sales growth, market share, working capital levels, comparisons with various share market indices, year-end cash, debt reduction, assets under management, operating efficiencies, strategic partnerships or transactions (including co-development, co-marketing, profit sharing, joint venture or other similar arrangements), and/or financing and other capital raising transaction. Performance criteria may be established on a Company-wide basis or with respect to one or more Company business units or divisions or subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing Performance Goals for the applicable Performance Period, the Board may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company’s financial statements, notes to the Company’s financial statements or management’s discussion and analysis of financial condition and results of operations contained in the Company’s most recent annual report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act. Holders who are “covered employees” (as defined in Section 162(m) of the Code) shall be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Board. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) of the Code as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m) of the Code. The Board may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any subsidiary from being denied a federal income tax deduction with respect to any Award other than an Incentive Share Option, provided that such deferral satisfies the requirements of Section 409A of the Code. For purposes of the requirements of Treasury Regulation Section 1.162-27(e)(4)(i), the maximum amount of compensation that may be paid to any Employee under the Plan for a calendar year shall be $1,500,000 Dollars.

Section 17.9 Section 409A. Notwithstanding any other provision of the Plan, the Board shall have no authority to issue an Award under the Plan with terms and/or conditions which would cause such Award to constitute non-qualified “deferred compensation” under Section 409A of the Code. Accordingly, by way of example but not limitation, no Option shall be granted under the Plan with a per Common Share Option exercise price which is less than the Fair Market Value of an Common Share on the date of grant of the Option. Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award which constitutes a deferral of compensation under Section 409A of the Code. The Plan and all Award Agreements are intended to comply with the requirements of Section 409A of the Code (so as to be exempt therefrom) and shall be so interpreted and construed.

Section 17.10 Indemnification. Each person who is or shall have been a member of the Board or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit, or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit, or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

Section 17.11 Other Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 17.12 Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Board shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 17.13 Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with Delaware law, without regard to principles of conflicts of law.

Section 17.14 Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 17.15 No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 17.16 Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 17.17 Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement, which Award Agreement, if it provides for the issuance of Common Stock, shall require the Holder to enter into and be bound by the terms of the Company’s Shareholders’ Agreement, if any. The terms of the Award Agreements utilized under the Plan need not be the same.

Appendix C

MITESCO
2022 OMNIBUS SECURITIES AND INCENTIVE PLAN
30 MILLION SHARES OF COMMON STOCK

Table of Contents

Page
ARTICLE I	PURPOSE		- 1 -

ARTICLE II	DEFINITIONS		- 1 -

ARTICLE III	EFFECTIVE DATE OF PLAN		- 4 -

ARTICLE IV	ADMINISTRATION		- 4 -
	Section 4.1	Administration
	Section 4.2	Powers
	Section 4.3	Additional Powers
	Section 4.4	Delegation
	Section 4.5	Power and Authority of the Board

ARTICLE V	SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON		- 5 -
	Section 5.1	Shares Grant and Award Limits
	Section 5.2	Prior Stock Plan
	Section 5.3	Common Stock Offered
	Section 5.4	Limitations on Awards for Directors

ARTICLE VI	ELIGIBILITY FOR AWARDS		- 5 -

ARTICLE VII	OPTIONS		- 5 -
	Section 7.1	Option Period
	Section 7.2	Limitations on Exercise of Option
	Section 7.3	Special Limitations on Incentive Share Options
	Section 7.4	Option Agreement
	Section 7.5	Option Price and Payment
	Section 7.6	Stockholder Rights and Privileges
	Section 7.7	Options and Rights in Substitution for Stock or Share Options Granted by Other Corporations
	Section 7.8	Prohibition Against Repricing

ARTICLE VIII	RESTRICTED SHARE AWARDS		- 7 -
	Section 8.1	Restriction Period
	Section 8.2	Other Terms and Conditions
	Section 8.3	Payment for Restricted Shares
	Section 8.4	Restricted Share Award Agreements

ARTICLE IX	UNRESTRICTED SHARE AWARDS		- 7 -

ARTICLE X	RESTRICTED SHARE UNIT AWARDS		- 8 -
	Section 10.1	Terms and Conditions
	Section 10.2	Payments

ARTICLE XI	PERFORMANCE UNIT AWARDS		- 8 -
	Section 11.1	Terms and Conditions
	Section 11.2	Payments

i

ARTICLE XII	DISTRIBUTION EQUIVALENT RIGHTS		- 8 -
	Section 12.1	Terms and Conditions
	Section 12.2	Interest Equivalents

ARTICLE XIII	SHARE APPRECIATION RIGHTS		- 9 -
	Section 13.1	Terms and Conditions
	Section 13.2	Tandem Share Appreciation Rights

ARTICLE XIV	RECAPITALIZATION OR REORGANIZATION		- 9 -
	Section 14.1	Adjustments to Common Stock
	Section 14.2	Recapitalization
	Section 14.3	Other Events
	Section 14.4	Powers Not Affected
	Section 14.5	No Adjustment for Certain Awards

ARTICLE XV	AMENDMENT AND TERMINATION OF PLAN		- 10 -

ARTICLE XVI	MISCELLANEOUS		- 10 -
	Section 16.1	No Right to Award
	Section 16.2	No Rights Conferred
	Section 16.3	Other Laws; No Fractional Shares; Withholding
	Section 16.4	No Restriction on Corporate Action
	Section 16.5	Restrictions on Transfer
	Section 16.6	Beneficiary Designations
	Section 16.7	Rule 16b 3
	Section 16.8	Section 409A
	Section 16.9	Indemnification
	Section 16.10	Other Plans
	Section 16.11	Limits of Liability
	Section 16.12	Governing Law
	Section 16.13	Severability of Provisions
	Section 16.14	No Funding
	Section 16.15	Headings
	Section 16.16	Terms of Award Agreements

ii

MITESCO
2022 OMNIBUS SECURITIES AND INCENTIVE PLAN
30 MILLION SHARES OF COMMON STOCK

ARTICLE I
PURPOSE

The purpose of this Mitesco Inc. 2022 Omnibus Securities and Incentive Plan (the “Plan”) is to benefit the stockholders of Mitesco, Inc., a Delaware corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its Affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s stockholders. Accordingly, the Plan provides for the granting of Distribution Equivalent Rights, Incentive Share Options, Non‑Qualified Share Options, Performance Unit Awards, Restricted Share Awards, Restricted Share Unit Awards, Share Appreciation Rights, Tandem Share Appreciation Rights, Unrestricted Share Awards or any combination of the foregoing, as may be best suited to the circumstances of the particular Employee, Director or Consultant as provided herein.

ARTICLE II
DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any corporation which, with respect to the Company, is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

“Award” shall mean, individually or collectively, any Distribution Equivalent Right, Option, Performance Unit Award, Restricted Share Award, Restricted Share Unit Award, Share Appreciation Right or Unrestricted Share Award.

“Award Agreement” shall mean a written agreement between the Company and the Holder with respect to an Award, setting forth the terms and conditions of the Award, and each of which shall constitute a part of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Change of Control” shall mean (i) for a Holder who is a party to an employment or consulting agreement with the Company or an Affiliate which agreement defines “Change of Control” (or a similar term) therein, “Change of Control” shall have the same meaning as provided for in such agreement, or (ii) for a Holder who is not a party to such an agreement, “Change of Control” shall mean the satisfaction of any one or more of the following conditions (and the “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied):

(a)

Any person (as such term is used in paragraphs 13(d) and 14(d)(2) of the Exchange Act, hereinafter in this definition, “Person”), other than the Company or an Affiliate or an employee benefit plan of the Company or an Affiliate, becomes the beneficial owner (as defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities;

(b)

The closing of a merger, consolidation or other business combination (a “Business Combination”) other than a Business Combination in which holders of the Common Stock immediately prior to the Business Combination have substantially the same proportionate ownership of the Company or surviving corporation immediately after the Business Combination as immediately before;

(c)	The closing of an agreement for the sale or disposition of all or substantially all of the Company’s assets to any entity that is not an Affiliate;

(d)

The approval by the holders of shares of Common Stock of a Plan of complete liquidation of the Company other than a liquidation of the Company into any subsidiary or a liquidation a result of which Persons who were stockholders of the Company immediately prior to such liquidation have substantially the same proportionate ownership of shares of the surviving corporation immediately after such liquidation as immediately before; or

(e)

Within any twenty‑four (24)-month period, the Incumbent Directors shall cease to constitute at least a majority of the Board or the board of directors of any successor to the Company; provided, however, that any director elected to the Board, or nominated for election, by a majority of the Incumbent Directors then still in office, shall be deemed to be an Incumbent Director for purposes of this paragraph (e), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, entity or “group” other than the Board (including, but not limited to, any such assumption that results from paragraph (a), (b), (c) or (d) of this definition).

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.

“Common Share” shall mean a share of Common Stock.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

“Company” shall mean Mitesco, a Delaware corporation, and any successor thereto.

“Consultant” shall mean any non‑Employee advisor to the Company or an Affiliate who or which has contracted directly with the Company or an Affiliate to render bona fide consulting or advisory services thereto.

“Director” shall mean a member of the Board or a member of the board of directors of an Affiliate, in either case, who is not an Employee.

“Distribution Equivalent Right” shall mean an Award granted under Article XII of the Plan which entitles the Holder to receive bookkeeping credits, cash payments and/or Common Share distributions equal in amount to the distributions that would have been made to the Holder had the Holder held a specified number of Common Stock during the period the Holder held the Distribution Equivalent Right.

“Distribution Equivalent Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Distribution Equivalent Right Award.

“Effective Date” shall have the meaning ascribed to that term in Article III.

“Employee” shall mean any employee, including officers, of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, as determined consistent with the applicable requirements of Sections 409A and 422 of the Code, as of any specified date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock are not traded on such date, on the immediately preceding trading date) as reported in The Wall Street Journal or a comparable reporting service. If the Common Stock are not listed on a national securities exchange, but are quoted on the OTC Markets OTC Link, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per Common Share for such date. If the Common Stock are not quoted or listed as set forth above, Fair Market Value shall be determined by the Committee in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Common Stock shall be determined by the Committee in good faith by any fair and reasonable means, and consistent with the applicable requirements of Sections 409A and 422 of the Code.

“Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother‑in‑law, father‑in‑law, son‑in‑law, daughter‑in‑law, brother‑in‑law or sister‑in‑law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean an Employee, Director or Consultant who has been granted an Award or any such individual’s beneficiary, estate or representative, to the extent applicable.

“Incentive Share Option” shall mean an Option which is intended by the Committee to constitute an “incentive stock option” under Section 422 of the Code.

“Incumbent Director” shall mean, with respect to any period of time specified under the Plan for purposes of determining whether or not a Change of Control has occurred, the individuals who were members of the Board at the beginning of such period.

“Non‑Qualified Share Option” shall mean an Option which is not an Incentive Share Option.

“Option” shall mean an Award granted under Article VII of the Plan of an option to purchase Common Stock and includes both Incentive Share Options and Non‑Qualified Share Options.

“Option Agreement” shall mean a written agreement between the Company and a Holder with respect to an Option.

“Performance Unit” shall mean a Unit awarded to a Holder pursuant to a Performance Unit Award.

“Performance Unit Award” shall mean an Award granted under Article XI of the Plan under which, upon the satisfaction of predetermined individual and/or Company (and/or Affiliate) performance goals and/or objectives, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Performance Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Performance Unit Award.

“Plan” shall mean this Mitesco 2022 Omnibus Securities and Incentive Plan, as amended from time to time, together with each of the Award Agreements utilized hereunder.

“Restricted Share Award” shall mean an Award granted under Article VIII of the Plan of Common Stock, the transferability of which by the Holder shall be subject to Restrictions.

“Restricted Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Share Award.

“Restricted Share Unit Award” shall mean an Award granted under Article X of the Plan under which, upon the satisfaction of predetermined individual service‑related vesting requirements, a cash payment shall be made to the Holder, based on the number of Units awarded to the Holder.

“Restricted Share Unit Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Share Unit Award.

“Restriction Period” shall mean the period of time for which Common Stock subject to a Restricted Share Award shall be subject to Restrictions, as set forth in the applicable Restricted Share Award Agreement.

“Restrictions” shall mean forfeiture, transfer and/or other restrictions applicable to Common Stock awarded to an Employee, Director or Consultant under the Plan pursuant to a Restricted Share Award and set forth in a Restricted Share Award Agreement.

“Rule 16b‑3” shall mean Rule 16b‑3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Share Appreciation Right” shall mean an Award granted under Article XIII of the Plan of a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise.

“Share Appreciation Right Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Share Appreciation Right.

“Tandem Share Appreciation Right” shall mean a Share Appreciation Right granted in connection with a related Option, the exercise of which shall result in termination of the otherwise entitlement to purchase some or all of the Common Stock under the related Option, all as set forth in Section 13.2.

“Ten Percent Shareholder” shall mean an Employee who, at the time an Option is granted to him or her, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code), within the meaning of Section 422(b)(6) of the Code.

“Units” shall mean bookkeeping units, each of which represents such monetary amount as shall be designated by the Committee in each Performance Unit Award Agreement, or represents one (1) Common Share for purposes of each Restricted Share Unit Award.

“Unrestricted Share Award” shall mean an Award granted under Article IX of the Plan of Common Stock which are not subject to Restrictions.

“Unrestricted Share Award Agreement” shall mean a written agreement between the Company and a Holder with respect to an Unrestricted Share Award.

ARTICLE III
EFFECTIVE DATE OF PLAN

The Plan shall be effective as of [•], 2022 (the “Effective Date”), subject to approval by the stockholders of the Company.

ARTICLE IV
ADMINISTRATION

Section 4.1.    Administration. The Plan shall be administered by the Committee.

Section 4.2.    Powers. Subject to the provisions of the Plan, the Committee shall have the sole authority, in its discretion, to make all determinations under the Plan, including, but not limited to, determining which Employees, Directors or Consultants shall receive an Award, the time or times when an Award shall be made (the date of grant of an Award shall be the date on which the Award is awarded by the Committee), what type of Award shall be granted, the term of an Award, the date or dates on which an Award vests (including acceleration of vesting), the form of any payment to be made pursuant to an Award, the terms and conditions of an Award (including the forfeiture of the Award (and/or any financial gain) if the Holder of the Award violates any applicable restrictive covenant thereof), the Restrictions under a Restricted Share Award and the number of Common Stock which may be issued under an Award, all as applicable. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Employees, Directors and Consultants, their present and potential contribution to the Company’s (or the Affiliate’s) success and such other factors as the Committee, in its discretion, shall deem relevant.

Section 4.3.    Additional Powers. The Committee shall have such additional powers as are delegated to it under the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Share Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive and binding on the Company and all Holders.

Section 4.4.    Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish, in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable law or applicable exchange rules.

Section 4.5.    Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3, other applicable law or applicable exchange rules, and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the shares of Common Stock are then listed) may grant Awards to Directors who are not also Employees.

ARTICLE V
SHARES SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1.    Shares Grant and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XIV, the aggregate number of Common Shares (including Common Shares underlying Options designated as Incentive Share Options) that may be issued under the Plan shall not exceed thirty million (30,000,000) Common Shares. The Common Stock shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Common Stock subject to such Award shall again be available for the grant of a new Award.

Section 5.2.    Prior Stock Plan. On and after stockholder approval of this Plan, no awards shall be granted under the 2021 Mitesco Omnibus Securities and Incentive Plan, but all outstanding awards previously granted under that plan shall remain outstanding and subject to the plan’s terms. However, to the extent that an award under the 2021 Mitesco Omnibus Securities and Incentive Plan lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any Common Shares subject to such award shall again be available for the grant of a new Award under this Plan.

Section 5.3.    Common Stock Offered. The Common Stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

Section 5.4.    Limitations on Awards for Directors. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a Director during any calendar year shall not exceed Three Hundred Thousand Dollars ($300,000). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

ARTICLE VI
ELIGIBILITY FOR AWARDS

Awards made under the Plan may be granted solely to persons who, at the time of grant, are Employees, Directors or Consultants (or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended). An eligible person must be a natural person, and may only be granted an Award in connection with the provision of services not related to capital raising or promoting or maintaining a market for the Common Stock. An Award may be granted on more than one occasion to the same Employee, Director or Consultant, and, subject to the limitations set forth in the Plan, such Award may include a Non‑Qualified Share Option, a Restricted Share Award, an Unrestricted Share Award, a Distribution Equivalent Right Award, a Performance Unit Award, a Share Appreciation Right, a Tandem Share Appreciation Right, any combination thereof or, solely for Employees, an Incentive Share Option.

ARTICLE VII
OPTIONS

Section 7.1.    Option Period. The term of each Option shall be as specified in the Option Agreement; provided, however, that except as set forth in Section 7.3, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant.

Section 7.2.    Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as specified in the Option Agreement.

Section 7.3.    Special Limitations on Incentive Share Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Share Option is granted) of Common Stock with respect to which Incentive Share Options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof (both as defined in Section 424 of the Code) which provide for the grant of Incentive Share Options exceeds One Hundred Thousand Dollars ($100,000) (or such other individual limit as may be in effect under the Code on the date of grant), the portion of such Incentive Share Options that exceeds such threshold shall be treated as Non‑Qualified Share Options. Incentive Share Options shall be granted to Employees only. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder’s Options, which were intended by the Committee to be Incentive Share Options when granted to the Holder, will not constitute Incentive Share Options because of such limitation, and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Share Option shall be granted to an Employee if, at the time the Incentive Share Option is granted, such Employee is a Ten Percent Shareholder, unless (i) at the time such Incentive Share Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Share Option, and (ii) such Incentive Share Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. No Incentive Share Option shall be granted more than ten (10) years from the date on which the Plan is approved by the Company’s stockholders. The designation by the Committee of an Option as an Incentive Share Option shall not guarantee the Holder that the Option will satisfy the applicable requirements for “incentive stock option” status under Section 422 of the Code.

Section 7.4.    Option Agreement. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, but not limited to, provisions intended to qualify an Option as an Incentive Share Option. An Option Agreement may provide for the payment of the Option price, in whole or in part, by the delivery of a number of Common Stock (plus cash if necessary) that have been owned by the Holder for at least six (6) months and having a Fair Market Value equal to such Option price, or such other forms or methods as the Committee may determine from time to time, in each case, subject to such rules and regulations as may be adopted by the Committee. Each Option Agreement shall specify the effect of termination of employment, Director status or Consultant status on the exercisability of the Option. Moreover, without limiting the generality of the foregoing, an Option Agreement may provide for a “cashless exercise” of the Option, in whole or in part, by

(a)          establishing procedures whereby the Holder, by a properly‑executed written notice, directs (i) an immediate market sale or margin loan as to all or a part of Common Stock to which he is entitled to receive upon exercise of the Option, pursuant to an extension of credit by the Company to the Holder of the Option price, (ii) the delivery of the Common Stock from the Company directly to a brokerage firm, and (iii) the delivery of the Option price from sale or margin loan proceeds from the brokerage firm directly to the Company, or

(b)          reducing the number of Common Stock to be issued upon exercise of the Option by the number of such Shares having an aggregate Fair Market Value equal to the Option price (or portion thereof to be so paid) as of the date of the Option’s exercise. Each Option Agreement shall specify the effect of the termination of the Holder’s employment, Director status or Consultant status on the exercisability of the Option. An Option Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Options, including, but not limited to, upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall, in its sole discretion, determine. The terms and conditions of the respective Option Agreements need not be identical.

Section 7.5.    Option Price and Payment. The price at which a Common Share may be purchased upon exercise of an Option shall be determined by the Committee and shall not be less than the Fair Market Value of a Common Share on the date of grant of such Option; provided, however, that such Option price as determined by the Committee shall be subject to adjustment as provided in Article XIV. The Option price or portion thereof shall be paid in full in the manner prescribed by the Committee as set forth in the Plan and the applicable Option Agreement, which manner, with the consent of the Committee, may include the withholding of Common Stock otherwise issuable in connection with the exercise of the Option, for purposes of Section 7.4(b). Separate share certificates shall be issued by the Company for those Common Stock acquired pursuant to the exercise of an Incentive Share Option and for those Common Stock acquired pursuant to the exercise of a Non‑Qualified Share Option.

Section 7.6.    Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder of the Company solely with respect to such Common Stock as have been purchased under the Option and for which share certificates have been registered in the Holder’s name.

Section 7.7.    Options and Rights in Substitution for Stock or Share Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock or share options held by individuals employed by entities who become Employees as a result of a merger or consolidation of the employing entity with the Company or any Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing entity or the acquisition by the Company or an Affiliate of stock or shares of the employing entity with the result that such employing entity becomes an Affiliate. Notwithstanding Section 7.5, the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

Section 7.8.    Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors, or (ii) as a result of any Change of Control or any adjustment as provided in Article XIV, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price under any outstanding Option or Share Appreciation Right, or to grant any new Award or make any payment of cash in substitution for or upon the cancellation of Options and/or Share Appreciation Rights previously granted.

ARTICLE VIII
RESTRICTED SHARE AWARDS

Section 8.1.    Restriction Period. At the time a Restricted Share Award is made, the Committee shall establish the Restriction Period applicable to such Award. Each Restricted Share Award may have a different Restriction Period, in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Share Award shall not be changed except as permitted by Section 8.2.

Section 8.2.    Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Share Award shall be represented by a share certificate registered in the name of the Holder of such Restricted Share Award. If provided for under the Restricted Share Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other stockholder rights, including the entitlement to receive dividends on the Common Stock during the Restriction Period, except that (i) the Holder shall not be entitled to delivery of the share certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the share certificate during the Restriction Period (with a share power endorsed by the Holder in blank), (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Share Award Agreement shall cause a forfeiture of the Restricted Share Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Share Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the Restriction Period. Such additional terms, conditions or restrictions shall be set forth in a Restricted Share Award Agreement made in conjunction with the Award. Such Restricted Share Award Agreement may also include provisions relating to (i) subject to the provisions hereof, accelerated vesting of Awards, including, but not limited to, accelerated vesting upon the occurrence of a Change of Control, (ii) tax matters (including provisions covering any applicable Employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of the Plan that the Committee shall, in its sole discretion, determine. The terms and conditions of the respective Restricted Share Agreements need not be identical.

Section 8.3.    Payment for Restricted Shares. The Committee shall determine the amount and form of any payment from a Holder for Common Stock received pursuant to a Restricted Share Award, if any, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Share Award, except to the extent otherwise required by law.

Section 8.4.    Restricted Share Award Agreements. At the time any Award is made under this Article VIII, the Company and the Holder shall enter into a Restricted Share Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

ARTICLE IX
UNRESTRICTED SHARE AWARDS

Pursuant to the terms of the applicable Unrestricted Share Award Agreement, a Holder may be awarded (or sold) Common Stock which are not subject to Restrictions, in consideration for past services rendered thereby to the Company or an Affiliate or for other valid consideration.

ARTICLE X
RESTRICTED SHARE UNIT AWARDS

Section 10.1.    Terms and Conditions. The Committee shall set forth in the applicable Restricted Share Unit Award Agreement the individual service‑based vesting requirement which the Holder would be required to satisfy before the Holder would become entitled to payment pursuant to Section 10.2 and the number of Units awarded to the Holder. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Share Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable vesting period. The terms and conditions of the respective Restricted Share Unit Award Agreements need not be identical.

Section 10.2.    Payments. The Holder of a Restricted Share Unit shall be entitled to receive a cash payment equal to the Fair Market Value of an Common Share, or one (1) Common Share, as determined, in the sole discretion, of the Committee and as set forth in the Restricted Share Unit Award Agreement, for each Restricted Share Unit subject to such Restricted Share Unit Award, if the Holder satisfies the applicable vesting requirement.

ARTICLE XI
PERFORMANCE UNIT AWARDS

Section 11.1.    Terms and Conditions. The Committee shall set forth in the applicable Performance Unit Award Agreement the performance goals and objectives (and the period of time to which such goals and objectives shall apply) which the Holder and/or the Company would be required to satisfy before the Holder would become entitled to payment pursuant to Section 11.2, the number of Units awarded to the Holder and the dollar value assigned to each such Unit. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Performance Unit Awards, including, but not limited to, rules pertaining to the effect of termination of employment, Director status or Consultant status prior to expiration of the applicable performance period. The terms and conditions of the respective Performance Unit Award Agreements need not be identical.

Section 11.2.    Payments. The Holder of a Performance Unit shall be entitled to receive a cash payment equal to the dollar value or number of Common Shares assigned to such Unit under the applicable Performance Unit Award Agreement if the Holder and/or the Company satisfy (or partially satisfy, if applicable under the applicable Performance Unit Award Agreement) the performance goals and objectives set forth in such Performance Unit Award Agreement.

ARTICLE XII
DISTRIBUTION EQUIVALENT RIGHTS

Section 12.1.    Terms and Conditions. The Committee shall set forth in the applicable Distribution Equivalent Rights Award Agreement the terms and conditions applicable to such Award, including whether the Holder is to receive credits currently in cash, is to have such credits reinvested (at Fair Market Value determined as of the date of reinvestment) in additional Common Stock or is to be entitled to choose among such alternatives. Distribution Equivalent Rights Awards may be settled in cash or in Common Stock, as set forth in the applicable Distribution Equivalent Rights Award Agreement. A Distribution Equivalent Rights Award may, but need not, be awarded in tandem with another Award, whereby, if so awarded, such Distribution Equivalent Rights Award shall expire, terminate or be forfeited by the Holder, as applicable, under the same conditions as under such other Award.

Section 12.2.    Interest Equivalents. The Distribution Equivalent Rights Award Agreement for a Distribution Equivalent Rights Award may provide for the crediting of interest on a Distribution Rights Award to be settled in cash at a future date, at a rate set forth in the applicable Distribution Equivalent Rights Award Agreement, on the amount of cash payable thereunder.

ARTICLE XIII
SHARE APPRECIATION RIGHTS

Section 13.1.    Terms and Conditions. The Committee shall set forth in the applicable Share Appreciation Right Award Agreement the terms and conditions of the Share Appreciation Right, including (i) the base value (the “Base Value”) for the Share Appreciation Right, which for purposes of a Share Appreciation Right which is not a Tandem Share Appreciation Right, shall be not less than the Fair Market Value of a Common Share on the date of grant of the Share Appreciation Right (unless granted in substitution for an appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate), (ii) the number of Common Stock subject to the Share Appreciation Right, (iii) the period during which the Share Appreciation Right may be exercised; provided, however, that no Share Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant, and (iv) any other special rules and/or requirements which the Committee imposes upon the Share Appreciation Right. Upon the exercise of some or all of the portion of a Share Appreciation Right, the Holder shall receive a payment from the Company, in cash or in the form of Common Stock having an equivalent Fair Market Value or in a combination of both, as determined, in the sole discretion of the Committee, equal to the product of:

(a)	The excess of (i) the Fair Market Value of a Common Share on the date of exercise, over (ii) the Base Value, multiplied by;

(b)	The number of Common Stock with respect to which the Share Appreciation Right is exercised.

Section 13.2.    Tandem Share Appreciation Rights. If the Committee grants a Share Appreciation Right which is intended to be a Tandem Share Appreciation Right, the Tandem Share Appreciation Right shall be granted at the same time as the related Option, and the following special rules shall apply:

(a)	The Base Value shall be equal to or greater than the per Common Share exercise price under the related Option;

(b)

The Tandem Share Appreciation Right may be exercised for all or part of the Common Stock which are subject to the related Option, but solely upon the surrender by the Holder of the Holder’s right to exercise the equivalent portion of the related Option (and when an Common Share is purchased under the related Option, an equivalent portion of the related Tandem Share Appreciation Right shall be cancelled);

(c)	The Tandem Share Appreciation Right shall expire no later than the date of the expiration of the related Option;

(d)

The value of the payment with respect to the Tandem Share Appreciation Right may be no more than one hundred percent (100%) of the difference between the per Common Share exercise price under the related Option and the Fair Market Value of the Common Stock subject to the related Option at the time the Tandem Share Appreciation Right is exercised, multiplied by the number of the Common Stock with respect to which the Tandem Share Appreciation Right is exercised; and

(e)

The Tandem Share Appreciation Right may be exercised solely when the Fair Market Value of the Common Stock subject to the related Option exceeds the per Common Share exercise price under the related Option.

ARTICLE XIV
RECAPITALIZATION OR REORGANIZATION

Section 14.1.    Adjustments to Common Stock. The shares with respect to which Awards may be granted under the Plan are Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of Common Stock underlying an Award theretofore granted, the Company shall effect a subdivision or consolidation of the Common Stock or the payment of a Common Share dividend on Common Stock without receipt of consideration by the Company, the number of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding Common Stock, shall be proportionately increased, and the purchase price per Common Share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding Common Stock, shall be proportionately reduced, and the purchase price per Common Share shall be proportionately increased. Notwithstanding the foregoing or any other provision of this Article XIV, any adjustment made with respect to an Award (x) which is an Incentive Share Option, shall comply with the requirements of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Incentive Share Option granted under the Plan to be other than an “incentive stock option” for purposes of Section 422 of the Code, and (y) which is a Non‑Qualified Share Option, shall comply with the requirements of Section 409A of the Code, and in no event shall any adjustment be made which would render any Non‑Qualified Share Option granted under the Plan to become subject to Section 409A of the Code.

Section 14.2.    Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Award, in lieu of the number of Common Stock then covered by such Award, the number and class of shares and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of Common Stock then covered by such Award.

Section 14.3.    Other Events. In the event of changes to the outstanding Common Stock by reason of extraordinary cash dividend, reorganization, mergers, consolidations, combinations, split‑ups, spin‑offs, exchanges, stock split, reverse stock split or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for under this Article XIV, any outstanding Awards and any Award Agreements evidencing such Awards shall be adjusted by the Committee, in such manner as the Committee shall deem equitable or appropriate taking into consideration the applicable accounting and tax consequences, as to the number and price of Common Stock or other consideration subject to such Awards. In the event of any adjustment pursuant to Sections 14.1, 14.2 or this Section 14.3, the aggregate number of Common Stock available under the Plan pursuant to Section 5.1 may be appropriately adjusted by the Committee, the determination of which shall be conclusive. In addition, the Committee may make provision for a cash payment to a Holder or a person who has an outstanding Award. The number of Common Stock subject to any Award shall be rounded to the nearest whole number.

Section 14.4.    Powers Not Affected. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 14.5.    No Adjustment for Certain Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of any class or securities convertible into shares of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Awards, and no adjustment by reason thereof shall be made with respect to the number of Common Stock subject to Awards theretofore granted or the purchase price per Common Share, if applicable.

ARTICLE XV
AMENDMENT AND TERMINATION OF PLAN

The Plan shall continue in effect, unless sooner terminated pursuant to this Article XV, until the tenth (10th) anniversary of the date on which it is adopted by the Board (except as to Awards outstanding on that date). The Board, in its discretion, may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a Holder with respect to any Award theretofore granted without the consent of the Holder. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, stockholder approval shall be required for ay modification of the Plan that (i) requires stockholder approval under the rules or regulations of the Securities and Exchange Commission or any securities exchange applicable to the Company, (ii) increases the number of shares authorized under the Plan as specified in Section 5.1, (iii) increases the dollar limitation specified in Section 5.4, or (iv) amends, modifies or suspends Section 7.8 (repricing prohibitions) or this Article XV. In addition, unless otherwise permitted under the Award Agreement, no change in any Award theretofore granted may be made which would materially and adversely impair the rights of a Holder with respect to such Award without the consent of the Holder.

ARTICLE XVI
MISCELLANEOUS

Section 16.1.    No Right to Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an Employee, Director or Consultant any right to an Award except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 16.2.    No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Employee any right with respect to continuation of employment with the Company or any Affiliate, (ii) interfere in any way with any right of the Company or any Affiliate to terminate the employment of an Employee at any time, (iii) confer upon any Director any right with respect to continuation of such Director’s membership on the Board, (iv) interfere in any way with any right of the Company or an Affiliate to terminate a Director’s membership on the Board at any time, (v) confer upon any Consultant any right with respect to continuation of such Consultant’s consulting engagement with the Company or any Affiliate, or (vi) interfere in any way with any right of the Company or an Affiliate to terminate a Consultant’s consulting engagement with the Company or an Affiliate at any time.

Section 16.3.    Other Laws; No Fractional Shares; Withholding. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Award. Neither the Company nor its directors or officers shall have any obligation or liability to a Holder with respect to any Award (or Common Stock issuable thereunder) (i) that shall lapse because of such postponement, or (ii) for any failure to comply with the requirements of any applicable law, rules or regulations, including, but not limited to, any failure to comply with the requirements of Section 409A of this Code. No fractional Common Stock shall be delivered, nor shall any cash in lieu of fractional Common Stock be paid. The Company shall have the right to deduct in cash (whether under this Plan or otherwise) in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations. In the case of any Award satisfied in the form of Common Stock, no Common Stock shall be issued unless and until arrangements satisfactory to the Company shall have been made to satisfy any tax withholding obligations applicable with respect to such Award. Subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Holders to elect to tender, Common Stock (including Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld.

Section 16.4.    No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, Director, Consultant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 16.5.    Restrictions on Transfer. No Award under the Plan or any Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) except for an Incentive Share Option, by gift to any Family Member of the Holder. An Award may be exercisable during the lifetime of the Holder only by such Holder or by the Holder’s guardian or legal representative unless it has been transferred by gift to a Family Member of the Holder, in which case it shall be exercisable solely by such transferee. Notwithstanding any such transfer, the Holder shall continue to be subject to the withholding requirements provided for under Section 16.3 hereof.

Section 16.6.    Beneficiary Designations. The Committee may also establish procedures as it deems appropriate for a Holder to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Holder and receive any property distributable with respect to any Award in the event of the Holder’s death. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 16.7.    Rule 16b‑3‑. It is intended that the Plan and any Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b‑3. If any provision of the Plan or of any such Award would disqualify the Plan or such Award under, or would otherwise not comply with the requirements of, Rule 16b‑3, such provision or Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b‑3.

Section 16.8.    Section 409A. Notwithstanding anything in the Plan or any Award to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Holder under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Holder under the Plan or any Award solely by reason of the occurrence of a change in control event or due to the Holder’s disability or “separation from service” (as such term is defined under Section 409A of the Code), such amount or benefit will not be payable or distributable to the Holder by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability or separation from service, as the case may be, in Section 409A of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Holder who is a “specified employee” (as defined under Section 409A of the Code) on account of separation from service may not be made before the date which is six (6) months after the date of the specified employee’s separation from service (or if earlier, upon the specified employee’s death) unless the payment or distribution is exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise.

Section 16.9.    Indemnification. Each person who is or shall have been a member of the Board or of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred thereby in connection with or resulting from any claim, action, suit or proceeding to which such person may be made a party or may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid thereby in settlement thereof, with the Company’s approval, or paid thereby in satisfaction of any judgment in any such action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By‑laws, by contract, as a matter of law, or otherwise.

Section 16.10.    Other Plans. No Award, payment or amount received hereunder shall be taken into account in computing an Employee’s salary or compensation for the purposes of determining any benefits under any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate, unless such other plan specifically provides for the inclusion of such Award, payment or amount received. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, directors and other service providers, in cash or property, in a manner which is not expressly authorized under the Plan.

Section 16.11.    Limits of Liability. Any liability of the Company with respect to an Award shall be based solely upon the contractual obligations created under the Plan and the Award Agreement. None of the Company, any member of the Board nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 16.12.    Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with Delaware law, without regard to principles of conflicts of law.

Section 16.13.    Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 16.14.    No Funding. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to ensure the payment of any Award.

Section 16.15.    Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

Section 16.16.    Terms of Award Agreements. Each Award shall be evidenced by an Award Agreement. The terms of the Award Agreements utilized under the Plan need not be the same.